Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2010

Boston Properties, Inc.

Fourth Quarter 2010

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical, Industrial and Retail Properties	27
Greater Boston Area Lease Expiration Roll Out	28-29
Washington, D.C. Area Lease Expiration Roll Out	30-31
San Francisco Area Lease Expiration Roll Out	32-33
Midtown Manhattan Area Lease Expiration Roll Out	34-35
Princeton Area Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel Performance and Occupancy Analysis	40
Same Property Performance	41
Reconciliation to Same Property Performance and Net Income	42-43
Leasing Activity	44
Capital Expenditures, Tenant Improvements and Leasing Commissions	45
Acquisitions/Dispositions	46
Value Creation Pipeline - Construction in Progress	47
Value Creation Pipeline - Land Parcels and Purchase Options	48
Definitions	49-50

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Fourth Quarter 2010

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, two residential properties and three retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-four individuals averages twenty-six years of real estate experience and sixteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of the Board of Directors and Chief Executive Officer; Douglas T. Linde, President; E. Mitchell Norville, Executive Vice President, Chief Operating Officer; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of ten distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy that includes the following:

•

concentrating on a few carefully selected markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these select markets;

•	taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of December 31, 2010)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures, other than the Value-Added Fund)	146
Total Square Feet (includes unconsolidated joint ventures, other than the Value-Added Fund, and structured parking)	53.6 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	162.6 million
Dividend - Quarter/Annualized	$0.50/$2.00
Dividend Yield	2.32%
Total Combined Market Capitalization	$23.3 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Fourth Quarter 2010

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman	Dr. Jacob A. Frenkel	E. Mitchell Norville	Robert E. Pester
Chairman of the Board and Chief Executive Officer	Director	Executive Vice President, Chief Operating Officer	Senior Vice President and Regional Manager of San Francisco

Douglas T. Linde	Matthew J. Lustig	Raymond A. Ritchey	Robert E. Selsam
President and Director	Director	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York
Lawrence S. Bacow	Alan J. Patricof
Director	Director, Chair of Audit Committee	Michael E. LaBelle Senior Vice President, Chief Financial Officer	Frank D. Burt Senior Vice President, General Counsel
Zoë Baird	Martin Turchin
Director, Chair of Nominating & Corporate Governance Committee	Director	Peter D. Johnston	Michael R. Walsh
		Senior Vice President and Regional Manager of Washington, D.C.	Senior Vice President, Finance

Carol B. Einiger	David A. Twardock	Bryan J. Koop	Arthur S. Flashman
Director	Director, Chair of Compensation Committee	Senior Vice President and Regional Manager of Boston	Vice President, Controller

Mitchell S. Landis
Senior Vice President and Regional Manager of Princeton

Company Information

Corporate Headquarters 800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	Trading Symbol BXP Stock Exchange Listing New York Stock Exchange	Investor Relations Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquires

Inquiries should be directed to Michael Walsh, Senior Vice President, Finance at 617.236.3410 or

mwalsh@bostonproperties.com

Arista Joyner, Investor Relations Manager

at 617.236.3343 or

ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009
High Closing Price	$90.73	$88.88	$83.39	$77.14	$70.80
Low Closing Price	$81.56	$69.08	$71.34	$62.49	$57.25
Average Closing Price	$85.68	$81.80	$77.51	$69.14	$65.43
Closing Price, at the end of the quarter	$86.10	$83.12	$71.34	$75.44	$67.07
Dividends per share - annualized	$2.00	$2.00	$2.00	$2.00	$2.00
Closing dividend yield - annualized	2.32%	2.41%	2.80%	2.65%	2.98%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (1)	162,555	162,534	162,086	161,911	161,571
Closing market value of outstanding shares and units (thousands)	$13,995,986	$13,509,826	$11,563,216	$12,214,566	$10,836,567

(1)	For additional detail, see page 12.

Timing

Quarterly results for the 2011 will be announced according to the following schedule:

First Quarter	Tentatively April 26, 2011	Third Quarter	Tentatively October 25, 2011
Second Quarter	Tentatively July 26, 2011	Fourth Quarter	Tentatively January 31, 2012

Boston Properties, Inc.

Fourth Quarter 2010

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies

John Eade	Steve Sakwa / Ian Weissman	Thomas Cook	Janice Svec
Argus Research Company	ISI Group	Citi Investment Research	Fitch Ratings
212.427.7500	212.446.9462 / 212.446.9461	212.723.1112	212.908.0304

Jeffrey Spector / Jamie Feldman	Steve Benyik	John Giordano	Karen Nickerson
Bank of America-Merrill Lynch	Jefferies & Co.	Credit Suisse Securities	Moody’s Investors Service
212.449.6329 / 212.449.6339	212.707.6348	212.538.4935	212.553.4924

Ross Smotrich	Mitch Germain	Mark Streeter	James Fielding
Barclays Capital	JMP Securities	J.P. Morgan Securities	Standard & Poor’s
212.526.2306	212.906.3546	212.834.5086	212.438.2452

Michael Bilerman / Joshua Attie	Anthony Paolone / Michael Mueller	Thierry Perrein / Jason Jones
Citigroup Global Markets	J.P. Morgan Securities	Wells Fargo
212.816.1383 / 212.816.1685	212.622.6682 / 212.622.6689	704.715.8455 / 704.715.7932

James Sullivan / Stephen Boyd	Sheila McGrath / Kristin Brown
Cowen and Company	Keefe, Bruyette & Woods
646.562.1380 / 646.562.1382	212.887.7793 / 212.887.7738

Andrew Rosivach	Jordan Sadler / Craig Mailman
Credit Suisse	KeyBanc Capital Markets
415.249.7942	917.368.2280 / 917.368.2316

John Perry	Robert Stevenson
Deutsche Bank Securities	Macquarie Research
212.250.4912	212.857.6168

Sri Nagarajan / Evan Smith	David Rodgers / Mike Carroll
FBR Capital Markets	RBC Capital Markets
646.885.5429 / 646.885.5431	440.715.2647 / 440.715.2649

David Harris	Alexander Goldfarb / James Milam
Gleacher & Company	Sandler O’Neill & Partners
203.532.7332	212.466.7937 / 212.466.8066

Jay Habermann / Sloan Bohlen	John Guinee / Erin Aslakson
Goldman Sachs & Company	Stifel, Nicolaus & Company
917.343.4260 / 212.902.2796	443.224.1307 / 443.224.1350

Michael Knott / Lukas Hartwich	Ross Nussbaum / Rob Salisbury
Green Street Advisors	UBS Securities
949.640.8780 / 949.640.8780	212.713.2484 / 212.713.4760

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Fourth Quarter 2010

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 49-50.

	Three Months Ended
	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09

Selected Items:

Revenue	$392,482	$386,410	$393,841	$378,071	$376,128
Straight-line rent (1)	$20,082	$22,861	$27,038	$29,068	$13,279
Fair value lease revenue (1) (2)	$18,875	$19,368	$19,748	$23,319	$23,705
Company share of funds from operations from unconsolidated joint ventures	$35,468	$38,167	$37,589	$38,923	$31,469
Lease termination fees (included in revenue) (1)	$2,210	$5,225	$4,156	$1,907	$1,060
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$9,486	$9,453	$9,263	$10,112	$9,893
Capitalized interest	$14,569	$9,302	$9,023	$8,087	$11,637
Capitalized wages	$3,114	$3,247	$2,745	$2,524	$2,929
Operating Margins [(rental revenue - rental expense)/rental revenue] (3)	68.4%	67.2%	68.1%	67.3%	66.9%
Impairment losses on investments in unconsolidated joint ventures (4)	$—	$—	$—	$—	$6,198
Losses from early extinguishments of debt (5)	$81,662	$—	$6,051	$2,170	$—
Net income (loss) attributable to Boston Properties, Inc.	$(12,903)	$57,668	$61,412	$52,714	$53,317
Funds from operations (FFO) attributable to Boston Properties, Inc.	$89,878	$150,847	$156,870	$149,596	$146,056
FFO per share - diluted	$0.64	$1.07	$1.12	$1.07	$1.04
Net income (loss) attributable to Boston Properties, Inc. per share - basic	$(0.09)	$0.41	$0.44	$0.38	$0.38
Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$(0.09)	$0.41	$0.44	$0.38	$0.38
Dividends per common share	$0.50	$0.50	$0.50	$0.50	$0.50
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$133,472	$114,097	$121,829	$55,328	$120,838

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	3.06	2.77	2.73	2.80	3.08
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	2.59	2.50	2.47	2.54	2.67
FFO Payout Ratio	78.13%	46.73%	44.64%	46.73%	48.08%
FAD Payout Ratio	60.39%	70.63%	65.97%	145.10%	66.29%

	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09

Capitalization:

Common Stock Price @ Quarter End	$86.10	$83.12	$71.34	$75.44	$67.07
Equity Value @ Quarter End	$13,995,986	$13,509,826	$11,563,216	$12,214,566	$10,836,567
Total Consolidated Debt	$7,786,001	$7,444,886	$7,229,300	$6,674,899	$6,719,771
Total Consolidated Market Capitalization	$21,781,987	$20,954,712	$18,792,516	$18,889,465	$17,556,338
Total Consolidated Debt/Total Consolidated Market Capitalization (8)	35.75%	35.53%	38.47%	35.34%	38.28%

BXP’s Share of Joint Venture Debt	$1,543,960	$1,558,597	$1,535,198	$1,520,976	$1,555,494
Total Combined Debt	$9,329,961	$9,003,483	$8,764,498	$8,195,875	$8,275,265
Total Combined Market Capitalization (9)	$23,325,947	$22,513,309	$20,327,714	$20,410,440	$19,111,832
Total Combined Debt/Total Combined Market Capitalization (9) (10)	40.00%	39.99%	43.12%	40.16%	43.30%

(1)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Rental Expense consists of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $10,404, $9,211, $9,311, $9,131 and $8,813 for the three months ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.
(4)	Represents the non-cash impairment losses on the Company’s investments in unconsolidated joint ventures in accordance with guidance included in Accounting Standards Codification (“ASC”) 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18, “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).
(5)	During the three months ended March 31, 2010, the Company’s Operating Partnership repurchased approximately $53.6 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $53.0 million. The repurchased notes had an aggregate carrying value of approximately $50.8 million, resulting in the recognition of a loss on early extinguishment of approximately $2.2 million. During the three months ended June 30, 2010, the Company’s Operating Partnership repurchased approximately $132.8 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $132.5 million. These repurchased notes had an aggregate carrying value of approximately $126.4 million, resulting in the recognition of a loss on early extinguishment of approximately $6.1 million. During the three months ended December 31, 2010, the Company’s Operating Partnership repurchased $50.0 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $51.1 million. The repurchased notes had an aggregate carrying value of approximately $48.4 million, resulting in the recognition of a loss on early extinguishment of approximately $2.3 million. During the three months ended December 31, 2010, the Company’s Operating Partnership redeemed $700.0 million aggregate principal amount of its 6.25% senior notes due 2013 for approximately $793.1 million, including accrued interest of approximately $17.9 million, resulting in the recognition of a loss on early extinguishment of approximately $79.3 million.
(6)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(7)	For additional detail, see page 11.
(8)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 49.
(9)	For additional detail, see page 12.
(10)	For disclosures related to our definition of Total Combined Debt to Total Combined Market Capitalization Ratio, see page 49.

Boston Properties, Inc.

Fourth Quarter 2010

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09
ASSETS
Real estate	$10,933,977	$10,015,347	$9,984,329	$9,823,024	$9,817,388
Development in progress	1,073,402	1,003,508	632,731	662,809	563,645
Land held for future development	757,556	754,120	732,006	730,201	718,525
Less accumulated depreciation	(2,323,818)	(2,243,265)	(2,173,300)	(2,103,274)	(2,033,677)

Total real estate	10,441,117	9,529,710	9,175,766	9,112,760	9,065,881
Cash and cash equivalents	478,948	1,270,074	1,703,448	1,220,392	1,448,933
Cash held in escrows (1)	308,031	300,771	25,382	20,848	21,867
Marketable securities	8,732	7,911	7,026	7,592	9,946
Tenant and other receivables, net	129,818	113,655	98,602	102,085	93,240
Note receivable (2)	270,000	270,000	270,000	270,000	270,000
Accrued rental income, net	442,683	421,008	401,054	376,942	363,121
Deferred charges, net	436,019	300,882	289,388	291,564	294,395
Prepaid expenses and other assets	65,663	42,391	22,385	50,998	17,684
Investments in unconsolidated joint ventures	767,252	792,434	794,650	798,161	763,636

Total assets	$13,348,263	$13,048,836	$12,787,701	$12,251,342	$12,348,703

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable (1)	$3,047,586	$2,813,338	$2,608,577	$2,637,534	$2,643,301
Unsecured senior notes, net of discount	3,016,598	2,872,058	2,871,909	2,172,525	2,172,389
Unsecured exchangeable senior notes, net of discount	1,721,817	1,759,490	1,748,814	1,864,840	1,904,081
Unsecured line of credit	—	—	—	—	—
Accounts payable and accrued expenses	186,059	199,534	177,000	189,633	220,089
Dividends and distributions payable	81,031	81,068	80,865	80,756	80,536
Accrued interest payable	62,327	84,689	80,521	69,166	76,058
Other liabilities	213,000	104,914	95,423	115,755	127,538

Total liabilities	8,328,418	7,915,091	7,663,109	7,130,209	7,223,992

Commitments and contingencies	—	—	—	—	—

Noncontrolling interest:
Redeemable preferred units of the Operating Partnership	55,652	55,652	55,652	55,652	55,652

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 140,199,105, 140,058,421, 139,273,399, 139,003,995 and 138,880,010 outstanding, respectively	1,402	1,401	1,393	1,390	1,389
Additional paid-in capital	4,417,162	4,424,711	4,394,435	4,381,075	4,373,679
Earnings (dividends) in excess of dividends (earnings)	(24,763)	58,051	70,426	78,645	95,433
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(18,436)	(19,530)	(20,155)	(21,145)	(21,777)

Total stockholders’ equity attributable to Boston Properties, Inc.	4,372,643	4,461,911	4,443,377	4,437,243	4,446,002

Noncontrolling interests:
Common units of the Operating Partnership	592,164	609,454	619,224	622,263	617,386
Property partnerships	(614)	6,728	6,339	5,975	5,671

Total equity	4,964,193	5,078,093	5,068,940	5,065,481	5,069,059

Total liabilities and equity	$13,348,263	$13,048,836	$12,787,701	$12,251,342	$12,348,703

(1)	On September 24, 2010, in connection with the acquisition of 510 Madison Avenue in New York City, the Company caused the assignment of the existing mortgage to a new lender and subsequently increased the amount borrowed to $267.5 million, which amount is fully secured by cash deposits included within the caption “Cash held in escrows.”
(2)	The note receivable consists of a partner loan from the Company to the unconsolidated joint venture entity that owns the General Motors Building. The unconsolidated entity has a corresponding note payable to the Company, see page 17.

Boston Properties, Inc.

Fourth Quarter 2010

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09
Revenue
Rental
Base Rent	$312,899	$310,459	$305,823	$302,383	$295,448
Recoveries from tenants	45,189	45,646	44,340	45,544	46,769
Parking and other	16,920	15,850	16,423	15,297	15,357

Total rental revenue	375,008	371,955	366,586	363,224	357,574
Hotel revenue	10,510	8,016	8,371	5,903	10,277
Development and management services (1)	6,964	6,439	18,884	8,944	8,277

Total revenue	392,482	386,410	393,841	378,071	376,128

Expenses
Operating	70,807	71,100	68,039	69,062	69,280
Real estate taxes	54,577	56,941	55,245	55,923	54,908
Hotel operating	7,602	6,194	6,089	5,268	7,717
General and administrative (2) (3)	17,121	18,067	17,648	26,822	19,506
Acquisition costs (4)	721	1,893	—	—	—
Gain from suspension of development (5)	—	—	—	(7,200)	—
Depreciation and amortization	92,763	81,133	81,400	83,075	79,125

Total expenses	243,591	235,328	228,421	232,950	230,536

Operating income	148,891	151,082	165,420	145,121	145,592
Other income (expense)
Income from unconsolidated joint ventures (6)	9,834	11,565	7,465	7,910	962
Interest and other income	1,691	1,814	2,117	1,710	1,784
Gains (losses) from investments in securities (2)	682	731	(678)	200	510
Interest expense (7) (8)	(92,192)	(97,103)	(96,755)	(92,029)	(88,180)
Losses from early extinguishments of debt (9)	(81,662)	—	(6,051)	(2,170)	—

Income (loss) from continuing operations	(12,756)	68,089	71,518	60,742	60,668
Gains on sales of real estate (1)	—	—	969	1,765	2,078

Net income (loss)	(12,756)	68,089	72,487	62,507	62,746
Net income (loss) attributable to noncontrolling interests
Noncontrolling interests in property partnerships	(907)	(889)	(864)	(804)	(463)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(795)	(820)	(836)	(892)	(860)
Noncontrolling interest - common units of the Operating Partnership (10)	1,555	(8,712)	(9,250)	(7,870)	(7,841)
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership (10)	—	—	(125)	(227)	(265)

Net income (loss) attributable to Boston Properties, Inc.	$(12,903)	$57,668	$61,412	$52,714	$53,317

INCOME (LOSS) PER SHARE OF COMMON STOCK (EPS)
Net income (loss) attributable to Boston Properties, Inc. per share - basic	$(0.09)	$0.41	$0.44	$0.38	$0.38

Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$(0.09)	$0.41	$0.44	$0.38	$0.38

(1)	During the three months ended June 30, 2010, the Company satisfied the requirements of its master lease agreement related to the 2006 sale of 280 Park Avenue in New York City, resulting in the recognition of the remaining deferred gain on sale of real estate totaling approximately $1.0 million. In conjunction with the satisfaction of the master lease agreement, the property management and leasing agreement entered into with the seller at the time of the sale was terminated, resulting in the recognition of deferred management fees totaling approximately $12.2 million.
(2)	Gains (losses) from investments in securities includes $682, $731, $(678), $200 and $486 and general and administrative expense includes $(636), $(521), $675, $(288) and $(444) for the three months ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, related to the Company’s deferred compensation plan.
(3)	For the three months ended March 31, 2010, general and administrative expense includes an aggregate of approximately $5.8 million of remaining stock-based compensation granted between 2006 and 2009 to Edward H. Linde, our former Chief Executive Officer, which expense was accelerated as a result of his passing on January 10, 2010.
(4)	Effective January 1, 2009, the Company is required to expense costs incurred during the period associated with the acquisitions and pending acquisitions of real estate such as legal, due diligence and other closing related costs in accordance with ASC 805 “Business Combinations” (formerly known as SFAS No. 141(R)).
(5)	On February 6, 2009, the Company announced that it was suspending construction on its 1,000,000 square foot office building at 250 West 55th Street in New York City. During the first quarter of 2009, the Company recognized costs aggregating approximately $27.8 million related to the suspension of development, which amount included a $20.0 million contractual amount due pursuant to a lease agreement. During December 2009, the Company completed the construction of foundations and steel/deck to grade to facilitate a restart of construction in the future and as a result ceased interest capitalization on the project. On January 19, 2010, the Company paid $12.8 million related to the termination of the lease agreement. As a result, the Company recognized approximately $7.2 million of income during the first quarter of 2010.
(6)	Includes a non-cash impairment loss aggregating approximately $6.2 million for the three months ended December 31, 2009. In accordance with guidance included in ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18 “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).
(7)	Interest expense is reported net of capitalized interest of $14,569, $9,302, $9,023, $8,087 and $11,637 for the three months ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.
(8)	Includes additional non-cash interest expense related to the adoption of ASC 470-20 (formerly known as FSP No. APB 14-1). For additional detail, see page 12.
(9)	During the three months ended March 31, 2010, the Company’s Operating Partnership repurchased approximately $53.6 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $53.0 million. The repurchased notes had an aggregate carrying value of approximately $50.8 million, resulting in the recognition of a loss on early extinguishment of approximately $2.2 million. During the three months ended June 30, 2010, the Company’s Operating Partnership repurchased approximately $132.8 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $132.5 million. These repurchased notes had an aggregate carrying value of approximately $126.4 million, resulting in the recognition of a loss on early extinguishment of approximately $6.1 million. During the three months ended December 31, 2010, the Company’s Operating Partnership repurchased $50.0 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $51.1 million. The repurchased notes had an aggregate carrying value of approximately $48.4 million, resulting in the recognition of a loss on early extinguishment of approximately $2.3 million. During the three months ended December 31, 2010, the Company’s Operating Partnership redeemed $700.0 million aggregate principal amount of its 6.25% senior notes due 2013 for approximately $793.1 million, including accrued interest of approximately $17.9 million, resulting in the recognition of a loss on early extinguishment of approximately $79.3 million.
(10)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 12.54%, 12.73%, 12.87%, 12.88% and 12.77% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.

Boston Properties, Inc.

Fourth Quarter 2010

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09

Net income (loss) attributable to Boston Properties, Inc.	$(12,903)	$57,668	$61,412	$52,714	$53,317
Add:
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	—	—	125	227	265
Noncontrolling interest - common units of the Operating Partnership	(1,555)	8,712	9,250	7,870	7,841
Noncontrolling interest - redeemable preferred units of the Operating Partnership	795	820	836	892	860
Noncontrolling interests in property partnerships	907	889	864	804	463
Less:
Gains on sales of real estate	—	—	969	1,765	2,078

Income (loss) from continuing operations	(12,756)	68,089	71,518	60,742	60,668
Add:
Real estate depreciation and amortization (1)	118,573	107,300	111,055	113,618	109,153
Less:
Gain on sale of real estate included within income from unconsolidated joint ventures (2)	572	—	—	—	—
Noncontrolling interests in property partnerships’ share of funds from operations	1,686	1,724	1,697	1,755	1,523
Noncontrolling interest - redeemable preferred units of the Operating Partnership	795	820	836	892	860

Funds from operations (FFO) attributable to the Operating Partnership	102,764	172,845	180,040	171,713	167,438
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	12,886	21,998	23,170	22,117	21,382

FFO attributable to Boston Properties, Inc. (3)	$89,878	$150,847	$156,870	$149,596	$146,056

FFO per share - basic	$0.64	$1.08	$1.13	$1.08	$1.05

Weighted average shares outstanding - basic	140,105	139,595	139,113	138,931	138,761

FFO per share - diluted	$0.64	$1.07	$1.12	$1.07	$1.04

Weighted average shares outstanding - diluted	142,059	141,654	141,287	141,058	140,920

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $92,763, $81,133, $81,400, $83,075 and $79,125, our share of unconsolidated joint venture real estate depreciation and amortization of $26,206, $26,602, $30,124, $31,013 and $30,507, less corporate related depreciation of $396, $435, $469, $470 and $479 for the three months ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.
(2)	For the three months ended December 31, 2010, consists of the portion of income from unconsolidated joint ventures related to the gain on sale of real estate from the sale of the Company’s 5.00% equity interest in the unconsolidated joint venture entity that owns the retail portion of the Wisconsin Place mixed-use property for approximately $1.4 million of cash.
(3)	Based on weighted average shares for the quarter. The Company’s share for the quarter ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009 was 87.46%, 87.27%, 87.13%, 87.12% and 87.23%, respectively.

Boston Properties, Inc.

Fourth Quarter 2010

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009
	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units
	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)

Basic FFO	$102,764	160,191	$172,845	159,952	$180,040	159,660	$171,713	159,472	$167,438	159,076
Effect of Dilutive Securities
Convertible Preferred Units	795	1,461	820	1,461	836	1,461	892	1,461	860	1,461
Stock based compensation	—	493	—	598	—	713	—	666	—	698

Diluted FFO	$103,559	162,145	$173,665	162,011	$180,876	161,834	$172,605	161,599	$168,298	161,235

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	12,829	20,086	21,822	20,357	22,965	20,547	21,940	20,541	21,204	20,315

Company’s share of diluted FFO (1)	$90,730	142,059	$151,843	141,654	$157,911	141,287	$150,665	141,058	$147,094	140,920

FFO per share - basic	$0.64		$1.08		$1.13		$1.08		$1.05

FFO per share - diluted	$0.64		$1.07		$1.12		$1.07		$1.04

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009 was 87.61%, 87.43%, 87.30%, 87.29% and 87.40%, respectively.

Boston Properties, Inc.

Fourth Quarter 2010

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09
Basic FFO (see page 9)	$102,764	$172,845	$180,040	$171,713	$167,438
2nd generation tenant improvements and leasing commissions	(23,095)	(31,154)	(26,451)	(90,072)	(28,886)
Straight-line rent (1)	(20,082)	(22,861)	(27,038)	(29,068)	(13,279)
Recurring capital expenditures	(7,878)	(3,070)	(1,996)	(1,044)	(8,854)
Fair value interest adjustment (1)	1,394	1,196	1,552	1,795	1,755
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	9,486	9,453	9,263	10,112	9,893
Fair value lease revenue (1) (2)	(18,875)	(19,368)	(19,748)	(23,319)	(23,705)
Hotel improvements, equipment upgrades and replacements	(1,542)	(231)	(182)	(307)	(198)
Non real estate depreciation	396	435	469	470	479
Stock-based compensation	6,127	6,380	6,334	14,011	6,500
Impairment losses on investments in unconsolidated joint ventures (3)	—	—	—	—	6,198
Gain from suspension of development	—	—	—	(7,200)	—
Losses from early extinguishments of debt	81,662	—	6,051	2,170	—
Non-cash termination income (including fair value lease amounts)	—	—	(849)	(585)	—
Non-cash income from termination of management agreement	—	—	(12,212)	—	—
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	3,115	472	6,596	6,652	3,497

Funds available for distribution to common shareholders and common unitholders (FAD)	$133,472	$114,097	$121,829	$55,328	$120,838

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09
Excluding Capitalized Interest
Income from continuing operations	$(12,756)	$68,089	$71,518	$60,742	$60,668
Interest expense	92,192	97,103	96,755	92,029	88,180
Depreciation and amortization expense	92,763	81,133	81,400	83,075	79,125
Depreciation and amortization expense from unconsolidated joint ventures	26,206	26,602	30,124	31,013	30,507
Impairment losses on investments in unconsolidated joint ventures (3)	—	—	—	—	6,198
Gain from suspension of development	—	—	—	(7,200)	—
Losses from early extinguishments of debt	81,662	—	6,051	2,170	—
Non-cash termination income (including fair value lease amounts)	—	—	(849)	(585)	—
Non-cash income from termination of management agreement	—	—	(12,212)	—	—
Stock-based compensation	6,127	6,380	6,334	14,011	6,500
Straight-line rent (1)	(20,082)	(22,861)	(27,038)	(29,068)	(13,279)
Fair value lease revenue (1) (2)	(18,875)	(19,368)	(19,748)	(23,319)	(23,705)

Subtotal	247,237	237,078	232,335	222,868	234,194
Divided by:

Adjusted interest expense (4) (5)	80,855	85,504	85,145	79,677	76,033

Interest Coverage Ratio	3.06	2.77	2.73	2.80	3.08

Including Capitalized Interest
Income from continuing operations	$(12,756)	$68,089	$71,518	$60,742	$60,668
Interest expense	92,192	97,103	96,755	92,029	88,180
Depreciation and amortization expense	92,763	81,133	81,400	83,075	79,125
Depreciation and amortization expense from unconsolidated joint ventures	26,206	26,602	30,124	31,013	30,507
Impairment losses on investments in unconsolidated joint ventures (3)	—	—	—	—	6,198
Gain from suspension of development	—	—	—	(7,200)	—
Losses from early extinguishments of debt	81,662	—	6,051	2,170	—
Non-cash termination income (including fair value lease amounts)	—	—	(849)	(585)	—
Non-cash income from termination of management agreement	—	—	(12,212)	—	—
Stock-based compensation	6,127	6,380	6,334	14,011	6,500
Straight-line rent (1)	(20,082)	(22,861)	(27,038)	(29,068)	(13,279)
Fair value lease revenue (1) (2)	(18,875)	(19,368)	(19,748)	(23,319)	(23,705)

Subtotal	247,237	237,078	232,335	222,868	234,194
Divided by:

Adjusted interest expense (4) (5) (6)	95,424	94,806	94,168	87,764	87,670

Interest Coverage Ratio	2.59	2.50	2.47	2.54	2.67

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Represents the non-cash impairment losses on the Company’s investments in unconsolidated joint ventures in accordance with guidance included in ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18, “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).
(4)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $9,486, $9,453, $9,263, $10,112 and $9,893 for the three months ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.
(5)	Excludes amortization of financing costs of $1,851, $2,146, $2,347, $2,240 and $2,254 for the three months ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.
(6)	Includes capitalized interest of $14,569, $9,302, $9,023, $8,087 and $11,637 for the three months ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.

Boston Properties, Inc.

Fourth Quarter 2010

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

									Aggregate Principal December 31, 2010
Mortgage Notes Payable									$3,019,890
Unsecured Line of Credit									—
Unsecured Senior Notes, at face value									3,025,000
Unsecured Exchangeable Senior Notes, at face value									1,823,694

Total Debt									7,868,584
Fair Value Adjustment on Mortgage Notes Payable									27,696
Discount on Unsecured Senior Notes									(8,402)
Discount on Unsecured Exchangeable Senior Notes									(8,249)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)									(93,628)

Total Consolidated Debt									$7,786,001

Boston Properties Limited Partnership Unsecured Senior Notes
Settlement Date	11/18/2010	4/19/2010	10/9/2009	5/22/2003	3/18/2003	1/17/2003	12/13/2002		Total/Average
Original Principal Amount	$850,000	$700,000	$700,000	$250,000	$300,000	$175,000	$750,000		$3,725,000
Principal Amount at Quarter End	$850,000	$700,000	$700,000	$250,000	$300,000	$42,568 (2)	$182,432	(2)	$3,025,000
Yield (on issue date)	4.289%	5.708%	5.967%	5.194%	5.693%	6.291%	6.381%		5.56%
Coupon	4.125%	5.625%	5.875%	5.000%	5.625%	6.250%	6.250%		5.44%
Public Offering Price	99.260%	99.891%	99.931%	99.329%	99.898%	99.763%	99.650%		99.66%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	5/15/2021	11/15/2020	10/15/2019	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$6,230	$736	$438	$735	$133	$114	$16		$8,402

Unsecured Senior Notes, net of discount	$843,770	$699,264	$699,562	$249,265	$299,867	$42,454	$182,416		$3,016,598

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes
Settlement Date		8/19/2008	2/6/2007	4/6/2006					Total/Average
Original Principal Amount		$747,500	$862,500	$450,000					$2,060,000
Principal Amount at Quarter End		$747,500	$626,194 (3)	$450,000					$1,823,694
Yield (on issue date)		4.037%	3.462%	3.787%					3.778%
GAAP Yield		6.555%	5.630%	5.958%					6.090%
Coupon		3.625%	2.875%	3.750%
Exchange Rate		8.5051	7.0430	10.0066
Exchange Price		$136.13 (4)	$141.98	$99.93
First Optional Redemption Date		N/A	2/20/2012	5/18/2013
Maturity Date		2/15/2014	2/15/2037	5/15/2036
Discount		$4,433	$3,816	$—					$8,249
ASC 470-20 (FSP APB 14-1) Adjustment (1)		$56,927	$14,846	$21,855					$93,628

Unsecured Senior Exchangeable Notes		$686,140	$607,532	$428,145					$1,721,817

Equity
(in thousands)
						Shares/Units Outstanding as of 12/31/10	Common Stock Equivalents		Equivalent (5)
Common Stock						140,199	140,199	(6)	$12,071,134
Common Operating Partnership Units						20,895	20,895	(7)	$1,799,060
Series Two Preferred Operating Partnership Units						1,113	1,461		$125,792

Total Equity							162,555		$13,995,986

Total Consolidated Debt									$7,786,001

Total Consolidated Market Capitalization									$21,781,987

BXP’s share of Joint Venture Debt									$1,543,960 (8)
Total Combined Debt (9)									$9,329,961

Total Combined Market Capitalization (10)									$23,325,947

(1)	Represents the remaining debt discount which will be amortized over the period during which the exchangeable senior notes are expected to be outstanding (i.e., through the first optional redemption dates or, in the case of the exchangeable senior notes due 2014, the maturity date) as additional non-cash interest expense.
(2)	On December 12, 2010, the Company’s Operating Partnership redeemed $700.0 million in aggregate principal amount of its 6.25% Senior Notes due 2013. The redemption price was determined in accordance with the applicable indenture and was approximately $793.1 million. The redemption price included approximately $17.9 million of accrued and unpaid interest to, but not including, the redemption date. Excluding such accrued and unpaid interest, the redemption price was approximately 110.75% of the principal amount being redeemed. In addition, on November 29, 2010, the Company entered into two Treasury lock agreements to fix the yield on the U.S. Treasury issue used in determining the redemption price on notional amounts aggregating $700.0 million. On December 9, 2010, the Company cash-settled the Treasury lock agreements and paid approximately $2.1 million. As a result of the payment of the redemption premium, the settlement of the Treasury locks and the write-off of deferred financing costs, the Company recognized an aggregate loss on early extinguishment of debt of approximately $79.3 million. Following the partial redemption, there is an aggregate of $225.0 million of the notes outstanding.
(3)	During the three months ended December 31, 2010, the Company’s Operating Partnership repurchased $50.0 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $51.1 million. The repurchased notes had an aggregate carrying value of approximately $48.4 million, resulting in the recognition of a loss on early extinguishment of approximately $2.3 million.
(4)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share (subject to adjustments), representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million. As of December 31, 2010, the exchange price was $136.13 per share.
(5)	Value based on December 31, 2010 closing price of $86.10 per share of common stock.
(6)	Includes 117 shares of restricted stock.
(7)	Includes 1,507 long-term incentive plan units, but excludes 1,081 unvested outperformance plan units.
(8)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture that owns the General Motors Building by its partners.
(9)	For disclosures relating to our definition of Total Combined Debt, see page 49.
(10)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 49.

Boston Properties, Inc.

Fourth Quarter 2010

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of December 31, 2010

(in thousands)

	2011	2012	2013	2014	2015	Thereafter	Total

Floating Rate Debt
Mortgage Notes Payable	$—	$267,845	$827	$48,828	$—	$—	$317,500
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$267,845	$827	$48,828	$—	$—	$317,500

Fixed Rate Debt

Mortgage Notes Payable	$471,818	$105,084	$100,462	$76,436	$14,312	$1,934,278	$2,702,390
Fair Value Adjusment	5,675	5,043	4,270	3,962	4,157	4,589	27,696

Mortgage Notes Payable	477,493	110,127	104,732	80,398	18,469	1,938,867	2,730,086

Unsecured Exchangeable Senior Notes, net of discount (2)	—	622,378	450,000	743,067	—	—	1,815,445
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(38,946)	(29,192)	(23,052)	(2,438)	—	—	(93,628)

Unsecured Exchangeable Senior Notes	(38,946)	593,186	426,948	740,629	—	—	1,721,817

Unsecured Senior Notes, net of discount	—	—	224,870	—	549,132	2,242,596	3,016,598

Total Fixed Debt	$438,547	$703,313	$756,550	$821,027	$567,601	$4,181,463	$7,468,501

Total Consolidated Debt	$438,547	$971,158	$757,377	$869,855	$567,601	$4,181,463	$7,786,001

GAAP Weighted Average Floating Rate Debt	0.00%	0.64%	2.83%	2.83%	0.00%	0.00%	0.99%
GAAP Weighted Average Fixed Rate Debt	7.21%	5.64%	6.09%	6.48%	5.50%	5.44%	5.75%

Total GAAP Weighted Average Rate	7.21%	4.28%	6.08%	6.26%	5.50%	5.44%	5.56%

Total Stated Weighted Average Rate	7.18%	3.06%	4.96%	3.93%	5.42%	5.49%	5.07%

Unsecured Debt

Unsecured Line of Credit - Matures August 3, 2011

(in thousands)

Facility	Outstanding at 12/31/2010	Letters of Credit	Remaining Capacity at 12/31/2010

$1,000,000	$—	$24,564	$975,436

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	60.86%	4.71%	5.63%	6.0	years
Secured Debt	39.14%	5.63%	5.44%	4.5	years

Total Consolidated Debt	100.00%	5.07%	5.56%	5.4	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	4.08%	0.86%	0.99%	1.5	years
Fixed Rate Debt	95.92%	5.25%	5.75%	5.6	years

Total Consolidated Debt	100.00%	5.07%	5.56%	5.4	years

(1)	Excludes unconsolidated joint ventures.
(2)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the exchangeable notes due 2014, the year of maturity).

Boston Properties, Inc.

Fourth Quarter 2010

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of December 31, 2010

(in thousands)

Property	2011	2012	2013	2014	2015	Thereafter	Total

599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
John Hancock Tower and Garage	—	—	—	—	—	640,500	640,500	(2)
601 Lexington Avenue	456,633	—	—	—	—	—	456,633	(2)
Embarcadero Center Four	4,543	4,828	5,131	5,452	5,794	348,886	374,634
510 Madison Avenue	—	267,500	—	—	—	—	267,500	(3)
505 9th Street	2,058	2,177	2,306	2,441	2,585	116,334	127,901
One Freedom Square	1,520	65,511	—	—	—	—	67,031	(2)
New Dominion Technology Park, Building Two	—	—	—	63,000	—	—	63,000
140 Kendrick Street	1,061	1,143	47,889	—	—	—	50,093	(2)
Reservoir Place	—	345	827	48,828	—	—	50,000
New Dominion Technology Park, Building One	1,846	1,987	2,140	2,304	2,481	38,494	49,252
Kingstowne Two and Retail	1,535	1,630	1,730	1,837	1,950	29,277	37,959	(2)
Montvale Center	—	25,000	—	—	—	—	25,000
Sumner Square	866	930	22,896	—	—	—	24,692
Kingstowne One	617	657	17,062	—	—	—	18,336	(2)
University Place	1,139	1,221	1,308	1,402	1,502	10,787	17,359
Atlantic Wharf	—	—	—	—	—	—	—	(4)

	471,818	372,929	101,289	125,264	14,312	1,934,278	3,019,890

Aggregate Fair Value Adjustments	5,675	5,043	4,270	3,962	4,157	4,589	27,696

	477,493	377,972	105,559	129,226	18,469	1,938,867	3,047,586

Unsecured Exchangeable Senior Notes, net of discount	—	622,378	450,000	743,067	—	—	1,815,445	(5)

ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(38,946)	(29,192)	(23,052)	(2,438)	—	—	(93,628)

	(38,946)	593,186	426,948	740,629	—	—	1,721,817

Unsecured Senior Notes, net of discount	—	—	224,870	—	549,132	2,242,596	3,016,598
Unsecured Line of Credit	—	—	—	—	—	—	—	(6)

	$438,547	$971,158	$757,377	$869,855	$567,601	$4,181,463	$7,786,001

% of Total Consolidated Debt	5.63%	12.47%	9.73%	11.17%	7.29%	53.71%	100.00%
Balloon Payments	$452,462	$979,584	$761,122	$854,414	$549,132	$4,139,726	$7,736,440
Scheduled Amortization	$25,031	$20,766	$19,307	$17,879	$18,469	$41,737	$143,189

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	The mortgage is fully secured by cash deposits.
(4)	As of December 31, 2010, the Company has not drawn any amounts under its $192.5 million construction loan facility. Loan matures on April 21, 2012 and has two, one-year extension options subject to certain conditions. On October 1, 2010, the Company released from collateral the residential portion of the project and reduced the loan commitment from $215.0 million to $192.5 million.
(5)	For our unsecured exchangeable senior notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the unsecured exchangeable senior notes due 2014, the year of maturity).
(6)	The Unsecured Line of Credit matures on August 3, 2011.

Boston Properties, Inc.

Fourth Quarter 2010

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of December 31, 2010 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
		December 31, 2010
Total Assets:
Capitalized Property Value (1)		$16,822,598	$17,226,114
Cash and Cash Equivalents (2)		478,948	478,948
Investments in Marketable Securities		8,732	8,732
Undeveloped Land, at Cost		757,556	757,556
Development in Process, at Cost (including Joint Venture %)		1,097,372	1,097,372

Total Assets		$19,165,206	$19,568,722

Unencumbered Assets		$11,201,177	$11,439,804

Secured Debt (Fixed and Variable) (2) (3)		$2,752,390	$2,752,390
Joint Venture Debt		1,543,960	1,543,960
Contingent Liabilities & Letters of Credit		26,991	26,991
Unsecured Debt (4)		4,848,694	4,848,694

Total Outstanding Debt		$9,172,035	$9,172,035

Consolidated EBITDA:
Income (loss) from continuing operations (per Consolidated Income Statement)		$(12,756)	$(12,756)
Subtract: Income from unconsolidated joint ventures (per Consolidated Income Statement)		(9,834)	(9,834)
Subtract: Gains (losses) from Investments in Securities (per Consolidated Income Statement)		(682)	(682)
Add: Interest Expense (per Consolidated Income Statement)		92,192	92,192
Add: Depreciation and Amortization (per Consolidated Income Statement)		92,763	92,763
Add: Losses from early extinguishment of debt (per Consolidated Income Statement)		81,662	81,662

EBITDA		243,345	243,345
Add: Company share of unconsolidated joint venture EBITDA		58,268	58,268

Consolidated EBITDA		$301,613	$301,613

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$92,192	$92,192
Add: Company share of unconsolidated joint venture interest expense		24,399	24,399
Less: Amortization of financing costs		(1,851)	(1,851)
Less: Interest expense funded by construction loan draws		—	—

Adjusted Interest Expense		$114,740	$114,740

	Test	Actual	Actual
Covenant Ratios and Related Data
Total Outstanding Debt/Total Assets	Less than 60%	47.9%	46.9%
Secured Debt/Total Assets	Less than 50%	22.4%	22.0%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.63	2.63
Unencumbered Assets/ Unsecured Debt	Greater than 150%	231.0%	235.9%

Unencumbered Consolidated EBITDA		$185,731	$185,731

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		2.63	2.63

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		61.6%	61.6%

# of unencumbered properties		114	114

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for the senior notes issued on or after October 9, 2009 will be determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Based on the Company’s covenant definitions, the debt and restricted cash associated with 510 Madison Avenue, which is fully secured by cash deposits, has been excluded.
(3)	Excludes fair value adjustment of $27,696.
(4)	Excludes debt discount of $16,651 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $93,628.

Boston Properties, Inc.

Fourth Quarter 2010

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2011	2012	2013	2014	2015	Thereafter	Total

General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600	(1)(2)
125 West 55th Street (60%)	1,562	1,659	1,763	1,874	1,991	114,360	123,209
Two Grand Central Tower (60%)	1,380	1,465	1,556	1,652	101,072	—	107,125
Metropolitan Square (51%)	—	—	662	1,187	1,257	86,144	89,250
540 Madison Avenue (60%)	240	240	70,920	—	—	—	71,400	(3)
Market Square North (50%)	—	—	161	993	1,042	62,803	64,999
901 New York Avenue (25%)	705	742	782	823	37,590	—	40,642
Annapolis Junction (50%)	21,349	—	—	—	—	—	21,349	(4)
500 North Capitol (30%)	—	—	6,600	—	—	—	6,600

	25,236	4,106	82,444	6,529	142,952	1,226,907	1,488,174

Aggregate Fair Value Adjustments	6,620	7,102	7,186	7,087	7,612	14,705	50,311

	$31,856	$11,208	$89,630	$13,616	$150,564	$1,241,612	$1,538,485

GAAP Weighted Average Rate	2.07%	6.00%	6.66%	5.77%	5.85%	6.45%	6.33%
% of Total Debt	2.07%	0.73%	5.83%	0.89%	9.79%	80.70%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	1.88%	2.32%	2.53%	1.1	years
Fixed Rate Debt	98.12%	5.86%	6.40%	6.8	years

Total Debt	100.00%	5.79%	6.33%	6.7	years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(2)	This property has a fair value adjustment which is aggregated below. Although these mortgages require interest only payments with a balloon payment at maturity, the fair value adjustment is amortized over the term of the loan.
(3)	This property has a fair value adjustment which is aggregated below.
(4)	Loan has a one-year extension option subject to certain conditions.

Boston Properties, Inc.

Fourth Quarter 2010

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of December 31, 2010

	General Motors Building		125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)	Annapolis Junction (2)	Eighth Avenue and 46th Street (2)	500 North Capitol	Subtotal	Value-Added Fund (3)(4)	Total Unconsolidated Joint Ventures
Investment (5)	$671,094	(6)	$114,488	$96,308	$69,291	$(12,401)	$13,941	$(1,386)	$53,227	$7,747	$10,396	$1,706	$1,024,411	$12,841	$1,037,252
Note Receivable (6)	270,000		—	—	—	—	—	—	—	—	—	—	270,000	—	270,000

Net Equity (5)	$401,094		$114,488	$96,308	$69,291	$(12,401)	$13,941	$(1,386)	$53,227	$7,747	$10,396	$1,706	$754,411	$12,841	$767,252

Mortgage/Construction loans payable (5) (7)	$963,600		$123,209	$107,125	$71,400	$64,999	$89,250	$40,642	$—	$21,349	$—	$6,600	$1,488,174	$55,786	$1,543,960

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%	50.00%	30.00%		37.62%

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2010

																	Total Unconsolidated Joint Ventures
	General Motors Building	125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2)		Eighth Avenue and 46th Street (2)	500 North Capitol	Subtotal	Value-Added Fund (3)

REVENUE
Rental	$52,945	$10,146	$7,652	$7,045	$5,412	$8,677	$8,297		$4,819	$4,184		$—	$2,036	$111,213	$4,477		$115,690
Straight-line rent	3,133	1,309	716	186	(78)	(571)	(14)		421	5		—	—	5,107	(93)		5,014
Fair value lease revenue	27,361	623	1,108	534	—	—	—		—	—		—	18	29,644	281		29,925
Termination Income	—	—	—	—	—	66	3		—	—		—	—	69	—		69

Total revenue	83,439	12,078	9,476	7,765	5,334	8,172	8,286		5,240	4,189		—	2,054	146,033	4,665		150,698

EXPENSES
Operating	20,473	3,416	4,047	2,822	2,217	3,111	3,175		2,125	1,245		102	787	43,520	1,706		45,226

NET OPERATING INCOME	62,966	8,662	5,429	4,943	3,117	5,061	5,111		3,115	2,944		(102)	1,267	102,513	2,959		105,472

Interest	26,416	3,163	2,715	1,922	1,596	2,541	2,138		732	149		—	417	41,789	2,063		43,852
Interest other - partner loans	15,166	—	—	—	—	—	—		—	—		—	—	15,166	—		15,166
Depreciation and amortization	30,199	4,190	3,653	2,129	891	1,878	1,386		1,454	1,186		—	1,833	48,799	1,971		50,770

SUBTOTAL	71,781	7,353	6,368	4,051	2,487	4,419	3,524		2,186	1,335		—	2,250	105,754	4,034		109,788

Gain on debt forgiveness (8)	—	—	—	—	—	—	—		—	—		—	—	—	17,701		17,701
Guaranty obligation	—	—	—	—	—	—	—		—	—		—	—	—	—		—
Impairment loss	—	—	—	—	—	—	—		—	—		—	—	—	—		—
Losses from early extinguishment of debt	—	—	—	—	—	—	—		—	—		—	—	—	—		—

NET INCOME/(LOSS)	$(8,815)	$1,309	$(939)	$892	$630	$642	$1,587		$929	$1,609		$(102)	$(983)	$(3,241)	$16,626		$13,385

BXP’s share of net income/(loss)	$(5,289)	$785	$(563)	$535	$315	$327	$847	(9)	$(5)	$871	(9)	$(51)	$(295)	$(2,523)	$4,024	(4)	$1,501
Basis differential (10)	—	$472	869	310	—	—	—		—	—		—	—	1,651	(2,989	)(4)	(1,338)
Gain on sale of real estate (11)	—	—	—	—	—	—	—		572	—		—	—	572	—		572
Elimination of inter-entity interest on partner loan	9,099	—	—	—	—	—	—		—	—		—	—	9,099	—		9,099

Income/(loss) from unconsolidated joint ventures	$3,810	$1,257	$306	$845	$315	$327	$847		$567	$871		$(51)	$(295)	$8,799	$1,035	(4)	$9,834
BXP’s share of gains on sale of real estate	—	—	—	—	—	—	—		(572)	—		—	—	(572)	—		(572)

BXP’s share of depreciation & amortization	18,119	2,124	1,596	1,053	446	958	533	(9)	269	(56	)(9)	—	550	25,592	614	(4)	26,206

BXP’s share of Funds from Operations (FFO)	$21,929	$3,381	$1,902	$1,898	$761	$1,285	$1,380		$264	$815		$(51)	$255	$33,819	$1,649	(4)	$35,468

BXP’s share of net operating income/(loss)	$37,780	$5,279	$3,532	$3,051	$1,559	$2,581	$1,278		$250	$1,472		$(51)	$380	$57,110	$1,192	(4)	$58,302

(1)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure. The Company’s entity that owns the office component of the project has been consolidated within the accounts of the Company.
(2)	Property is currently not in service (i.e., under construction or undeveloped land). Two of three land parcels of Annapolis Junction are undeveloped land.
(3)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented on page 18.
(4)	Represents the Company’s 25% interest in 300 Billerica Road, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(5)	Represents the Company’s share.
(6)	Includes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(7)	Excludes fair value adjustments.
(8)	On October 20, 2010 the Company’s Value-Added Fund conveyed the fee simple title to its One and Two Circle Star Way properties and paid approximately $3.8 million to the lender in satisfaction of its outstanding obligations under the existing mortgage loan. The mortgage loan had an outstanding principal amount of $42.0 million, bore interest at a fixed rate of 6.57% per annum and was scheduled to mature on September 1, 2013, resulting in a gain of debt forgiveness of $17.7 million.
(9)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(10)	Represents adjustment related to the impairment of the carrying values of certain of the Company’s investments in unconsolidated joint ventures and certain losses related to the Company’s investment in the Value-Added Fund.
(11)	On December 23, 2010, the Company sold its 5.00% equity interest in its consolidated joint venture entity that owns the retail portion at the Wisconsin Place mixed-use property located in Chevy Chase, Maryland for cash of approximately $1.4 million, resulting in a gain on sale of real estate of $0.6 million.

Boston Properties, Inc.

Fourth Quarter 2010

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties then owned by the Value-Added Fund (i.e. 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF (1)	Mortgage Notes Payable (2)

300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$9.36	$1,875	(3)
Mountain View Research Park, Mountain View, CA	16	600,449	78.1%	31.09	44,244	(4)
Mountain View Technology Park, Mountain View, CA	7	135,279	61.1%	26.67	9,667	(5)

Total	24	846,610	78.3%	$26.90	$55,786

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2010

Value-Added Fund
REVENUE

Rental	$4,477
Straight-line rent	(93)
Fair value lease revenue	281

Total revenue	4,665

EXPENSES
Operating	1,706

SUBTOTAL	2,959

Interest	2,063
Depreciation and amortization	1,971

SUBTOTAL	4,034

Gain on debt forgiveness (6)	17,701
Guaranty obligation	—
Impairment loss	—
Loss from early extinguishment of debt	—

NET INCOME	$16,626

BXP’s share of net income	$4,024
Basis differential (7)	(2,989)
Impairment loss on investment	—

Income from Value-Added Fund	$1,035
BXP’s share of depreciation & amortization	614

BXP’s share of Funds from Operations (FFO)	$1,649

The Company’s Equity in the Value-Added Fund	$12,841

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(4)	The mortgage bears interest at a variable rate of LIBOR plus 1.75% and matures on May 31, 2011. The Value-Added Fund has entered into three (3) interest rate swap contracts to fix the one-month LIBOR index rate at 3.63% per annum on an aggregate notional amount of $103 million. The swap contracts went into effect on June 2, 2008 and expire on April 1, 2011.
(5)	The mortgage bears interest at a variable rate of LIBOR plus 1.50% and matures on March 31, 2011. The Value-Added Fund has entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.085% per annum on a notional amount of $24 million. The swap contract went into effect on June 12, 2008 and expires on March 31, 2011.
(6)	On October 20, 2010 the Company’s Value-Added Fund conveyed the fee simple title to its One and Two Circle Star Way properties and paid approximately $3.8 million to the lender in satisfaction of its outstanding obligations under the existing mortgage loan. The mortgage loan had an outstanding principal amount of $42.0 million, bore interest at a fixed rate of 6.57% per annum and was scheduled to mature on September 1, 2013, resulting in a gain on debt forgiveness of $17.7 million.
(7)	Represents adjustment related to the impairment of the carrying values and a gain on investment related to the Company’s investment in the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2010

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of

In-Service Properties by Location and Type of Property

for the Quarter Ended December 31, 2010 (1) (2) (3)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)

Greater Boston	10,231,294		19.4%	834,062	1.7%	11,065,356		29.5%	0.9%	22.0%
Greater Washington	9,367,244	(5)	21.9%	756,325	1.0%	10,123,569	(5)	26.9%	—	22.9%
Greater San Francisco	4,980,744		11.3%	—	—	4,980,744		13.3%	—	11.3%
Midtown Manhattan	8,944,307	(6)	41.0%	—	—	8,944,307	(6)	23.8%	—	41.0%
Princeton/East Brunswick, NJ	2,452,529		2.8%	—	—	2,452,529		6.5%	—	2.8%

	35,976,118		96.4%	1,590,387	2.7%	37,566,505		100.0%	0.9%	100.0%

% of Total	95.8%			4.2%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties
by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total

Greater Boston	16.0%	6.0%	22.0%
Greater Washington	8.9%	14.0%	22.9%
Greater San Francisco	9.0%	2.3%	11.3%
Midtown Manhattan	41.0%	—	41.0%
Princeton/East Brunswick, NJ	—	2.8%	2.8%

Total	74.9%	25.1%	100.0%

Hotel Properties
Hotel Properties	Number of Rooms	Square Feet
Cambridge Center Marriott, Cambridge, MA	433	330,400

Total Hotel Properties	433	330,400

Structured Parking
	Number of Spaces	Square Feet

Total Structured Parking	40,664	13,650,302

(1)	For disclosures relating to our definition of In-Service Properties, see page 50.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI see page 50.
(3)	Includes approximately 1,700,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 586,950 square feet at Metropolitan Square which is 51% owned by Boston Properties, 402,740 square feet at Market Square North which is 50% owned by Boston Properties, 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by Boston Properties, 117,599 square feet at Annapolis Junction which is 50% owned by Boston Properties and 175,698 square feet at 500 North Capitol which is 30% owned by Boston Properties.
(6)	Includes 1,803,465 square feet at the General Motors Building, 581,267 square feet at 125 West 55th Street, 646,227 square feet at Two Grand Central Tower and 288,580 square feet at 540 Madison Avenue, each of which is 60% owned by Boston Properties.

Boston Properties, Inc.

Fourth Quarter 2010

In-Service Property Listing

as of December 31, 2010

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
(2)	John Hancock Tower	CBD Boston MA	1	1,693,553	96.6%	$48.09	Y	CBD
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,226,475	90.9%	47.92	N	CBD
	111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	859,641	94.2%	61.04	N	CBD
	101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	100.0%	41.20	N	CBD
	The Shops at the Prudential Center	CBD Boston MA	1	510,405	98.5%	71.26	N	CBD
	Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.44	N	CBD
	One Cambridge Center	East Cambridge MA	1	215,573	90.4%	40.96	N	CBD
	Three Cambridge Center	East Cambridge MA	1	108,152	43.0%	21.91	N	CBD
	Four Cambridge Center	East Cambridge MA	1	199,131	58.6%	43.05	N	CBD
	Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	45.96	N	CBD
	Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	40.92	N	CBD
	Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	44.56	N	CBD
	Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	48.59	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	40.50	Y	CBD
	Reservoir Place	Route 128 Mass Turnpike MA	1	526,080	79.5%	32.43	Y	S
	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	29.15	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	27.50	Y	S
	230 CityPoint	Route 128 Mass Turnpike MA	1	299,944	95.8%	34.38	N	S
	77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	42.81	N	S
(3)	Waltham Office Center	Route 128 Mass Turnpike MA	1	67,005	38.3%	16.47	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	37.99	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	255,378	29.0%	33.72	N	S
(2)	Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,367	100.0%	40.22	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	76.3%	37.00	N	S
	10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	152,097	88.9%	25.04	N	S
	Bedford Business Park	Route 128 Northwest MA	1	92,207	100.0%	28.09	N	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	25.99	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	77.3%	20.42	N	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	35.94	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	34.22	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	32.84	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,745	77.3%	27.10	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.35	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,793	60.4%	31.61	N	S
	201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	34.79	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	121,216	75.9%	21.30	N	S
	Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	24.33	N	S

			42	10,231,294	90.8%	$43.25

Office/Technical
	Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$83.83	N	CBD
	Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.72	N	CBD
(3)	103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	10.48	N	S
	Bedford Business Park	Route 128 Northwest MA	2	379,056	62.7%	20.49	N	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

			7	834,062	72.3%	$44.38

	Total Greater Boston:		49	11,065,356	89.4%	$43.31

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Fourth Quarter 2010

In-Service Property Listing (continued)

as of December 31, 2010

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	621,009	100.0%	$48.53	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.13	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	586,950	96.2%	52.64	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,357	100.0%	46.14	N	CBD
	Market Square North (50% ownership)	East End Washington DC	1	402,740	90.9%	54.89	Y	CBD
(2)(3)	500 North Capitol (30% ownership)	CBD Washington DC	1	175,698	100.0%	43.03	Y	CBD
	505 9th Street, N.W. (50% ownership)	CBD Washington DC	1	321,943	96.0%	63.31	Y	CBD
	901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.8%	60.60	Y	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	48.93	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	98.3%	57.07	N	CBD
(3)	635 Massachusetts Avenue	CBD Washington DC	1	211,000	100.0%	28.31	N	CBD
	Sumner Square	CBD Washington DC	1	208,665	93.7%	46.37	Y	CBD
	Annapolis Junction (50% ownership)	Arundel County, MD	1	117,599	100.0%	141.07	Y	S
	Montvale Center	Montgomery County MD	1	123,392	79.3%	26.73	Y	S
	One Preserve Parkway	Montgomery County MD	1	183,734	76.7%	35.18	N	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,865	87.8%	37.85	N	S
	Wisconsin Place	Montgomery County MD	1	299,186	96.5%	46.21	N	S
	Democracy Tower	Fairfax County VA	1	235,436	100.0%	46.12	N	S
	Kingstowne One	Fairfax County VA	1	150,838	90.6%	37.03	Y	S
	Kingstowne Two	Fairfax County VA	1	156,251	98.2%	38.11	Y	S
	Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	32.62	Y	S
	One Freedom Square	Fairfax County VA	1	423,922	95.6%	41.56	Y	S
	Two Freedom Square	Fairfax County VA	1	421,142	96.7%	43.43	N	S
	One Reston Overlook	Fairfax County VA	1	312,685	100.0%	31.28	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	91.8%	33.17	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	95.3%	43.83	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.12	Y	S
	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.01	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	35.15	N	S
	South of Market	Fairfax County VA	3	647,682	99.7%	45.06	N	S
	12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	38.25	N	S
(3)	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	45.98	N	S
(3)	12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	46.36	N	S

			37	9,367,244	97.1%	$46.48

Office/Technical
(3)	6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	$11.33	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	20.57	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	22.68	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.32	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.46	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	20.05	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.07	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	25.00	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.40	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	20.93	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	20.58	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	27.52	N	S

			12	756,325	100.0%	$19.31

	Total Greater Washington:		49	10,123,569	97.3%	$44.40

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Fourth Quarter 2010

In-Service Property Listing (continued)

as of December 31, 2010

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,043,649	98.3%	$79.28	Y	CBD
601 Lexington Avenue	Park Avenue NY	1	1,629,685	96.0%	82.83	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,707,476	98.8%	80.20	N	CBD
Times Square Tower	Times Square NY	1	1,243,958	99.1%	72.54	N	CBD
General Motors Building (60% ownership)	Plaza District NY	1	1,803,465	98.4%	114.11	Y	CBD
540 Madison Avenue (60% ownership)	Plaza District NY	1	288,580	95.6%	101.29	Y	CBD
125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	581,267	100.0%	66.58	Y	CBD
Two Grand Central Tower (60% ownership)	Grand Central District NY	1	646,227	80.6%	57.93	Y	CBD

	Total Midtown Manhattan:	8	8,944,307	96.9%	$84.86

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	87.7%	$28.75	N	S
104 Carnegie Center	Princeton NJ	1	102,830	97.2%	35.13	N	S
105 Carnegie Center	Princeton NJ	1	69,955	55.3%	28.15	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	30.57	N	S
202 Carnegie Center	Princeton NJ	1	130,582	78.4%	33.32	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	33.85	N	S
210 Carnegie Center	Princeton NJ	1	162,368	92.8%	36.40	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.27	N	S
212 Carnegie Center	Princeton NJ	1	149,354	82.0%	36.14	N	S
214 Carnegie Center	Princeton NJ	1	150,774	75.1%	33.07	N	S
302 Carnegie Center	Princeton NJ	1	64,926	65.1%	29.90	N	S
502 Carnegie Center	Princeton NJ	1	118,120	82.1%	34.94	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.03	N	S
506 Carnegie Center	Princeton NJ	1	145,213	100.0%	34.32	N	S
508 Carnegie Center	Princeton NJ	1	128,662	57.8%	33.00	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	29.38	N	S
(2) 701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.32	N	S

		16	2,037,881	87.6%	$33.01

One Tower Center	East Brunswick NJ	1	414,648	47.2%	$30.25	N	S

		1	414,648	47.2%	$30.25

	Total Princeton/East Brunswick, NJ:	17	2,452,529	80.8%	$32.74

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,723	84.1%	$47.36	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,583	97.2%	50.88	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	92.7%	42.22	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,791	93.6%	62.61	Y	CBD

		4	3,325,183	91.8%	$51.34

611 Gateway	South San Francisco CA	1	256,302	100.0%	$34.54	N	S
601 and 651 Gateway	South San Francisco CA	2	506,224	96.2%	33.16	N	S
303 Almaden	San Jose CA	1	158,499	90.8%	34.89	N	CBD
(3) North First Business Park	San Jose CA	5	190,636	75.8%	16.69	N	S
3200 Zanker Road	San Jose CA	4	543,900	100.0%	15.13	N	S

		13	1,655,561	95.2%	$25.81

	Total Greater San Francisco:	17	4,980,744	92.9%	$42.61

	Total In-Service Properties:	140	37,566,505	93.2%	$53.21

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Fourth Quarter 2010

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio

1	US Government	1,974,528	(1)	5.26%
2	Citibank	1,047,695	(2)	2.79%
3	Lockheed Martin	1,029,935		2.74%
4	Kirkland & Ellis	648,566	(3)	1.73%
5	Genentech	640,271		1.70%
6	Biogen	576,393		1.53%
7	Ropes & Gray	528,931		1.41%
8	O’Melveny & Myers	511,659		1.36%
9	Bain Capital	476,653		1.27%
10	Shearman & Sterling	472,808		1.26%
11	Manulife	467,178		1.24%
12	Weil Gotshal Manges	444,982	(4)	1.18%
13	State Street Bank and Trust	408,552		1.09%
14	Parametric Technology	380,987		1.01%
15	Microsoft	342,478		0.91%
16	Ann Taylor	338,942		0.90%
17	Finnegan Henderson Farabow	336,396	(5)	0.90%
18	Northrop Grumman	323,097		0.86%
19	Accenture	310,312		0.83%
20	Bingham McCutchen	301,385		0.80%

	Total % of Portfolio Square Feet			30.78%
	Total % of Portfolio Revenue			31.95%

Notable Signed Deals (6)

Tenant	Property	Sq. Ft.
Wellington Management	Atlantic Wharf	454,000	(7)
Defense Intelligence Agency (US Government)	12300 & 12310 Sunrise Valley	523,000
Massachusetts Financial Services (MFS)	111 Huntington Avenue	279,000
Zoll Medical	Quorum Office Park	220,738
Hunton & Williams LLP	2200 Pennsylvania Avenue	189,806
McDermott Will & Emery	500 North Capital	171,000

(1)	Includes 36,126, 68,173, 75,074 & 175,698 square feet of space in properties in which Boston Properties has a 60%, 51%, 50% & 30% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 256,904 square feet of space in a property in which Boston Properties has a 51% interest.
(4)	All space is in a property in which Boston Properties has a 60% interest.
(5)	Includes 266,539 square feet of space in a property in which Boston Properties has a 25% interest.
(6)	Represents leases signed with occupancy commencing in the future.
(7)	Tenant began occupancy in January 2011.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Fourth Quarter 2010

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	2,256,456	$108,860,400	$48.24	$109,027,276	$48.32	6.56%
2012	2,516,331	133,143,758	52.91	130,678,843	51.93	7.32%
2013	1,696,044	71,162,648	41.96	72,952,897	43.01	4.93%
2014	3,372,278	134,873,894	39.99	145,915,616	43.27	9.81%
2015	2,997,522	148,324,079	49.48	160,696,671	53.61	8.72%
2016	2,713,265	134,332,543	49.51	145,040,373	53.46	7.89%
2017	3,196,938	210,962,855	65.99	226,797,902	70.94	9.30%
2018	703,551	49,473,294	70.32	54,831,358	77.94	2.05%
2019	2,972,745	170,226,476	57.26	189,982,321	63.91	8.65%
2020	2,699,017	158,696,636	58.80	177,971,365	65.94	7.85%
Thereafter	6,362,396	373,058,543	58.63	438,465,018	68.92	18.51%

Occupancy By Location (3)

	CBD		Suburban		Total
Location	31-Dec-10	31-Dec-09	31-Dec-10	31-Dec-09	31-Dec-10	31-Dec-09

Midtown Manhattan	96.9%	95.4%	n/a	n/a	96.9%	95.4%
Greater Boston	93.7%	95.9%	86.3%	85.1%	90.8%	91.0%
Greater Washington	97.8%	99.4%	96.6%	93.2%	97.1%	95.8%
Greater San Francisco	91.8%	91.0%	95.6%	91.3%	92.9%	91.1%
Princeton/East Brunswick, NJ	n/a	n/a	80.8%	81.7%	80.8%	81.7%

Total Portfolio	95.4%	95.5%	90.4%	88.5%	93.6%	92.8%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes approximately 1,700,000 square feet of retail space.

Boston Properties, Inc.

Fourth Quarter 2010

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	264,668	$4,202,372	$15.88	$4,223,493	$15.96	16.64%
2012	185,359	4,025,245	21.72	4,083,972	22.03	11.65%
2013	7,479	148,517	19.86	154,497	20.66	0.47%
2014	258,020	4,724,309	18.31	4,943,701	19.16	16.22%
2015	166,224	3,906,039	23.50	3,981,647	23.95	10.45%
2016	225,532	18,991,330	84.21	19,291,288	85.54	14.18%
2017	—	—	—	—	—	0.00%
2018	—	—	—	—	—	0.00%
2019	—	—	—	—	—	0.00%
2020	157,776	3,255,634	20.63	3,334,522	21.13	9.92%
Thereafter	80,000	1,616,032	20.20	1,856,032	23.20	5.03%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-10	31-Dec-09	31-Dec-10	31-Dec-09	31-Dec-10	31-Dec-09

Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	56.8%	61.5%	72.3%	75.3%
Greater Washington	n/a	n/a	100.0%	91.6%	100.0%	91.6%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	82.1%	79.8%	85.5%	83.4%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2010

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	59,726	$5,364,091	$89.81	$5,051,195	$84.57	3.73%
2012	164,976	10,935,544	66.29	10,936,820	66.29	10.29%
2013	73,391	6,329,479	86.24	6,391,690	87.09	4.58%
2014	53,902	4,976,768	92.33	5,188,389	96.26	3.36%
2015	145,287	12,967,609	89.26	14,151,040	97.40	9.07%
2016	169,398	20,927,917	123.54	22,322,708	131.78	10.57%
2017	108,949	6,820,792	62.61	7,285,593	66.87	6.80%
2018	232,022	10,613,387	45.74	11,207,418	48.30	14.48%
2019	55,477	3,737,117	67.36	4,303,991	77.58	3.46%
2020	103,161	4,573,000	44.33	5,534,959	53.65	6.44%
Thereafter	436,300	26,655,721	61.09	32,682,444	74.91	27.22%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2010

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	2,580,850	$118,426,863	$45.89	$118,301,963	$45.84	6.9%
2012	2,866,666	148,104,547	51.66	145,699,635	50.83	7.6%
2013	1,776,914	77,640,644	43.69	79,499,084	44.74	4.7%
2014	3,684,200	144,574,970	39.24	156,047,706	42.36	9.8%
2015	3,309,033	165,197,728	49.92	178,829,358	54.04	8.8%
2016	3,108,195	174,251,791	56.06	186,654,369	60.05	8.3%
2017	3,305,887	217,783,647	65.88	234,083,494	70.81	8.8%
2018	935,573	60,086,681	64.22	66,038,776	70.59	2.5%
2019	3,028,222	173,963,593	57.45	194,286,312	64.16	8.1%
2020	2,959,954	166,525,270	56.26	186,840,846	63.12	7.9%
Thereafter	6,878,696	401,330,296	58.34	473,003,494	68.76	18.3%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-10	31-Dec-09	31-Dec-10	31-Dec-09	31-Dec-10	31-Dec-09

Midtown Manhattan	96.9%	95.4%	n/a	n/a	96.9%	95.4%
Greater Boston	94.0%	96.2%	82.8%	82.1%	89.4%	89.6%
Greater Washington	97.8%	99.4%	97.0%	93.0%	97.3%	95.5%
Greater San Francisco	91.8%	91.0%	95.6%	91.3%	92.9%	91.1%
Princeton/East Brunswick, NJ	n/a	n/a	80.8%	81.7%	80.8%	81.7%

Total Portfolio	95.4%	95.6%	89.7%	87.7%	93.2%	92.4%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2010

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston (1) (2)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	394,213	$12,322,031	$31.26	$12,271,831	$31.13		36,528	$382,732	$10.48	$382,732	$10.48
2012	694,423	27,445,701	39.52	26,738,062	38.50		67,362	1,665,183	24.72	1,665,183	24.72
2013	625,404	26,250,205	41.97	27,145,913	43.41		—	—	—	—	—
2014	1,027,291	37,389,533	36.40	38,996,054	37.96		30,000	457,500	15.25	457,500	15.25
2015	1,239,812	54,665,496	44.09	56,756,216	45.78		—	—	—	—	—
2016	492,443	17,355,475	35.24	18,803,528	38.18		225,532	18,991,330	84.21	19,291,288	85.54
2017	446,115	18,553,209	41.59	20,631,104	46.25		—	—	—	—	—
2018	132,757	7,292,783	54.93	7,606,758	57.30		—	—	—	—	—
2019	633,550	28,474,845	44.94	30,879,080	48.74		—	—	—	—	—
2020	192,260	8,503,542	44.23	9,396,785	48.88		157,776	3,255,634	20.63	3,334,522	21.13
Thereafter	2,515,201	116,669,322	46.39	126,482,616	50.29		80,000	1,616,032	20.20	1,856,032	23.20

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	18,740	$3,701,340	$197.51	$3,376,443	$180.17	(3)	449,481	$16,406,102	$36.50	$16,031,007	$35.67
2012	68,835	3,165,350	45.98	3,172,874	46.09		830,620	32,276,234	38.86	31,576,119	38.02
2013	28,516	3,641,277	127.69	3,620,877	126.98		653,920	29,891,482	45.71	30,766,790	47.05
2014	16,492	2,154,072	130.61	2,186,293	132.57		1,073,783	40,001,105	37.25	41,639,847	38.78
2015	72,607	5,353,688	73.74	5,424,070	74.70		1,312,419	60,019,184	45.73	62,180,286	47.38
2016	14,617	1,776,577	121.54	1,850,442	126.60		732,592	38,123,382	52.04	39,945,257	54.53	(4)
2017	44,699	2,715,985	60.76	2,882,470	64.49		490,814	21,269,194	43.33	23,513,574	47.91
2018	171,701	7,421,055	43.22	7,644,861	44.52		304,458	14,713,837	48.33	15,251,619	50.09
2019	16,025	1,801,314	112.41	2,066,071	128.93		649,575	30,276,158	46.61	32,945,150	50.72
2020	67,712	3,400,580	50.22	4,140,480	61.15		417,748	15,159,756	36.29	16,871,788	40.39
Thereafter	204,851	8,237,578	40.21	9,333,205	45.56		2,800,052	126,522,931	45.19	137,671,853	49.17

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $109.07 per square foot and $112.33 per square foot in 2011.
(4)	Includes 225,532 square feet of research/laboratory space, excluding the research/laboratory space current and future expiring rents would be $37.40 per square foot and $40.41 per square foot in 2016.

Boston Properties, Inc.

Fourth Quarter 2010

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston (1) (2)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	133,338	$4,398,472	$32.99	$4,398,472	$32.99		—	$—	$—	$—	$—
Q2 2011	105,104	2,506,269	23.85	2,466,669	23.47		—	—	—	—	—
Q3 2011	92,114	3,189,329	34.62	3,178,730	34.51		36,528	382,732	10.48	382,732	10.48
Q4 2011	63,657	2,227,961	35.00	2,227,961	35.00		—	—	—	—	—

Total 2011	394,213	$12,322,031	$31.26	$12,271,831	$31.13		36,528	$382,731.96	$10.48	$382,731.96	$10.48

Q1 2012	177,620	$6,849,056	$38.56	$6,910,949	$38.91		—	$—	$—	$—	$—
Q2 2012	186,545	7,819,068	41.92	7,874,588	42.21		—	—	—	—	—
Q3 2012	118,240	4,016,906	33.97	4,070,647	34.43		—	—	—	—	—
Q4 2012	212,018	8,760,672	41.32	7,881,878	37.18		67,362	1,665,183	24.72	1,665,183	24.72

Total 2012	694,423	$27,445,701	$39.52	$26,738,062	$38.50		67,362	$1,665,183	$24.72	$1,665,183	$24.72

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	5,238	$1,256,676	$239.92	$1,056,276	$201.66		138,576	$5,655,148	$40.81	$5,454,748	$39.36
Q2 2011	2,040	705,305	345.74	640,097	313.77		107,144	3,211,574	29.97	3,106,766	29.00
Q3 2011	7	496,800	70,971.41	405,150	57,878.55		128,649	4,068,861	31.63	3,966,611	30.83
Q4 2011	11,455	1,242,558	108.47	1,274,920	111.30		75,112	3,470,519	46.20	3,502,881	46.64

Total 2011	18,740	$3,701,340	$197.51	$3,376,443	$180.17	(3)	449,481	$16,406,102	$36.50	$16,031,007	$35.67

Q1 2012	10,463	$1,408,636	$134.63	$1,416,161	$135.35		188,083	$8,257,692	$43.90	$8,327,110	$44.27
Q2 2012	56,582	1,445,522	25.55	1,445,522	25.55		243,127	9,264,591	38.11	9,320,111	38.33
Q3 2012	—	—	—	—	—		118,240	4,016,906	33.97	4,070,647	34.43
Q4 2012	1,790	311,192	173.85	311,191	173.85		281,170	10,737,046	38.19	9,858,252	35.06

Total 2012	68,835	$3,165,350	$45.98	$3,172,874	$46.09		830,620	$32,276,234	$38.86	$31,576,119	$38.02

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $109.07 per square foot and $112.33 per square foot in 2011.

Boston Properties, Inc.

Fourth Quarter 2010

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington (1) (2)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	977,937	$44,781,564	$45.79	$44,783,515	$45.79	(3)(4)	228,140	$3,819,640	$16.74	$3,840,761	$16.84
2012	1,040,943	52,315,259	50.26	50,328,984	48.35	(3)(5)	117,997	2,360,062	20.00	2,418,789	20.50
2013	176,073	9,181,428	52.15	9,502,484	53.97	(3)	7,479	148,517	19.86	154,497	20.66
2014	996,686	39,693,512	39.83	47,202,664	47.36		228,020	4,266,809	18.71	4,486,201	19.67
2015	699,706	30,958,408	44.24	34,807,809	49.75		166,224	3,906,039	23.50	3,981,647	23.95
2016	447,385	17,766,256	39.71	20,332,641	45.45		—	—	—	—	—
2017	857,165	46,507,154	54.26	50,275,922	58.65		—	—	—	—	—
2018	342,948	17,030,029	49.66	19,982,723	58.27		—	—	—	—	—
2019	1,091,151	52,681,351	48.28	61,915,664	56.74		—	—	—	—	—
2020	751,889	28,812,932	38.32	35,429,622	47.12		—	—	—	—	—
Thereafter	1,379,813	69,665,368	50.49	88,587,471	64.20		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	2,791	$119,198	$42.71	$119,198	$42.71		1,208,868	$48,720,403	$40.30	$48,743,474	$40.32	(4)
2012	6,384	412,501	64.61	420,307	65.84		1,165,324	55,087,822	47.27	53,168,080	45.63	(5)
2013	8,207	422,747	51.51	441,453	53.79		191,759	9,752,692	50.86	10,098,435	52.66
2014	12,053	656,837	54.50	694,840	57.65		1,236,759	44,617,158	36.08	52,383,706	42.36
2015	28,902	1,414,210	48.93	1,485,068	51.38		894,832	36,278,658	40.54	40,274,523	45.01
2016	22,769	1,144,513	50.27	1,274,162	55.96		470,154	18,910,769	40.22	21,606,803	45.96
2017	24,412	1,087,683	44.56	1,174,633	48.12		881,577	47,594,836	53.99	51,450,555	58.36
2018	43,402	2,374,588	54.71	2,650,968	61.08		386,350	19,404,617	50.23	22,633,691	58.58
2019	29,933	1,288,850	43.06	1,454,973	48.61		1,121,084	53,970,201	48.14	63,370,636	56.53
2020	17,495	504,161	28.82	624,567	35.70		769,384	29,317,093	38.10	36,054,189	46.86
Thereafter	136,742	5,602,726	40.97	7,106,606	51.97		1,516,555	75,268,093	49.63	95,694,077	63.10

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes 114,740 square feet of SCIF space. Excluding the SCIF space from 2011,2012 and 2013, the current and future expiring rental rate would be $41.87 per square foot and $41.87 per square foot for 2011, $42.93 per square foot and $43.41 per square foot for 2012 and $38.45 per square foot and $40.07 per square foot for 2013
(4)	Includes 263,870 square feet of space to be taken out of service for redevelopment, see page 47 for further details.
(5)	Includes 255,244 square feet of space to be taken out of service for redevelopment, see page 47 for further details.

Boston Properties, Inc.

Fourth Quarter 2010

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington (1) (2)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	489,689	$19,033,179	$38.87	$19,033,179	$38.87		137,292	$2,148,909	$15.65	$2,148,909	$15.65
Q2 2011	166,032	10,971,939	66.08	10,992,757	66.21		—	—	—	—	—
Q3 2011	270,964	12,556,162	46.34	12,556,162	46.34		59,788	1,003,254	16.78	1,003,254	16.78
Q4 2011	51,252	2,220,284	43.32	2,201,416	42.95		31,060	667,477	21.49	688,598	22.17

Total 2011	977,937	$44,781,564	$45.79	$44,783,515	$45.79	(3)(5)	228,140	$3,819,640	$16.74	$3,840,761	$16.84

Q1 2012	225,225	$9,162,976	$40.68	$9,332,477	$41.44		13,408	$284,672	$21.23	$290,606	$21.67
Q2 2012	622,297	34,448,885	55.36	32,059,252	51.52		—	—	—	—	—
Q3 2012	87,322	3,408,636	39.04	3,443,961	39.44		52,050	994,140	19.10	994,140	19.10
Q4 2012	106,099	5,294,761	49.90	5,493,294	51.78		52,539	1,081,250	20.58	1,134,043	21.58

Total 2012	1,040,943	$52,315,259	$50.26	$50,328,984	$48.35	(4)(6)	117,997	$2,360,062	$20.00	$2,418,789	$20.50

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		626,981	$21,182,088	$33.78	$21,182,088	$33.78
Q2 2011	—	—	—	—	—		166,032	10,971,939	66.08	10,992,757	66.21
Q3 2011	—	—	—	—	—		330,752	13,559,416	41.00	13,559,416	41.00
Q4 2011	2,791	119,198	42.71	119,198	42.71		85,103	3,006,959	35.33	3,009,212	35.36

Total 2011	2,791	$119,198	$42.71	$119,198	$42.71		1,208,868	$48,720,403	$40.30	$48,743,474	$40.32	(5)

Q1 2012	585	$22,617	$38.66	$23,202	$39.66		239,218	$9,470,266	$39.59	$9,646,285	$40.32
Q2 2012	1,334	78,200	58.62	79,875	59.88		623,631	34,527,085	55.36	32,139,127	51.54
Q3 2012	—	—	—	—	—		139,372	4,402,776	31.59	4,438,101	31.84
Q4 2012	4,465	311,684	69.81	317,230	71.05		163,103	6,687,695	41.00	6,944,567	42.58

Total 2012	6,384	$412,501	$64.61	$420,307	$65.84		1,165,324	$55,087,822	$47.27	$53,168,080	$45.63	(6)

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes 38,376 square feet of SCIF space, excluding the SCIF space current and future expiring rents would be $41.87 per square foot and $41.87 per square foot in 2011.
(4)	Includes 52,024 square feet of SCIF space, excluding the SCIF space current and future expiring rents would be $42.93 per square foot and $43.41 per square foot in 2012.
(5)	Includes 263,870 square feet of space to be taken out of service for redevelopment, see page 47 for further details.
(6)	Includes 255,244 square feet of space to be taken out of service for redevelopment, see page 47 for further details.

Boston Properties, Inc.

Fourth Quarter 2010

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	392,834	$25,277,303	$64.35	$25,203,433	$64.16	—	$—	$—	$—	$—
2012	277,828	14,194,910	51.09	14,329,227	51.58	—	—	—	—	—
2013	518,316	14,803,567	28.56	15,263,329	29.45	—	—	—	—	—
2014	470,994	18,708,570	39.72	19,446,986	41.29	—	—	—	—	—
2015	479,391	18,333,637	38.24	19,988,458	41.70	—	—	—	—	—
2016	982,452	40,302,731	41.02	42,830,060	43.60	—	—	—	—	—
2017	291,684	12,496,045	42.84	13,471,104	46.18	—	—	—	—	—
2018	58,268	3,583,433	61.50	3,989,491	68.47	—	—	—	—	—
2019	80,697	3,546,128	43.94	3,868,916	47.94	—	—	—	—	—
2020	455,830	26,057,270	57.16	28,163,546	61.79	—	—	—	—	—
Thereafter	78,596	2,702,965	34.39	3,483,657	44.32	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	33,017	$601,493	$18.22	$613,493	$18.58	425,851	$25,878,797	$60.77	$25,816,926	$60.62
2012	52,345	3,060,166	58.46	2,988,688	57.10	330,173	17,255,076	52.26	17,317,915	52.45
2013	34,986	2,083,894	59.56	2,138,562	61.13	553,302	16,887,461	30.52	17,401,891	31.45
2014	14,339	802,443	55.96	850,266	59.30	485,333	19,511,012	40.20	20,297,251	41.82
2015	33,790	1,817,463	53.79	1,897,101	56.14	513,181	20,151,100	39.27	21,885,560	42.65
2016	29,736	1,346,616	45.29	1,441,156	48.47	1,012,188	41,649,347	41.15	44,271,216	43.74
2017	13,153	724,285	55.07	781,791	59.44	304,837	13,220,330	43.37	14,252,895	46.76
2018	16,919	817,745	48.33	911,589	53.88	75,187	4,401,177	58.54	4,901,079	65.19
2019	5,642	295,420	52.36	344,092	60.99	86,339	3,841,548	44.49	4,213,007	48.80
2020	13,451	444,721	33.06	490,679	36.48	469,281	26,501,991	56.47	28,654,225	61.06
Thereafter	738	31,734	43.00	34,686	47.00	79,334	2,734,699	34.47	3,518,343	44.35

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2010

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	1,590	$82,314	$51.77	$82,314	$51.77	—	$—	$—	$—	$—
Q2 2011	38,062	1,701,230	44.70	1,701,230	44.70	—	—	—	—	—
Q3 2011	132,021	11,364,081	86.08	11,364,081	86.08	—	—	—	—	—
Q4 2011	221,161	12,129,678	54.85	12,055,808	54.51	—	—	—	—	—

Total 2011	392,834	$25,277,303	$64.35	$25,203,433	$64.16	—	$—	$—	$—	$—

Q1 2012	81,006	$4,809,909	$59.38	$4,831,055	$59.64	—	$—	$—	$—	$—
Q2 2012	13,764	605,588	44.00	613,896	44.60	—	—	—	—	—
Q3 2012	112,790	5,537,814	49.10	5,613,681	49.77	—	—	—	—	—
Q4 2012	70,268	3,241,600	46.13	3,270,594	46.54	—	—	—	—	—

Total 2012	277,828	$14,194,910	$51.09	$14,329,227	$51.58	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	9,313	$393,643	$42.27	$393,643	$42.27	10,903	$475,957	$43.65	$475,957	$43.65
Q2 2011	—	—	—	—	—	38,062	1,701,230	44.70	1,701,230	44.70
Q3 2011	180	27,049	150.27	27,049	150.27	132,201	11,391,130	86.17	11,391,130	86.17
Q4 2011	23,524	180,802	7.69	192,802	8.20	244,685	12,310,480	50.31	12,248,609	50.06

Total 2011	33,017	$601,493	$18.22	$613,493	$18.58	425,851	$25,878,797	$60.77	$25,816,926	$60.62

Q1 2012	13,902	$1,016,625	$73.13	$1,021,302	$73.46	94,908	$5,826,534	$61.39	$5,852,358	61.66
Q2 2012	6,367	410,848	64.53	437,968	68.79	20,131	1,016,436	50.49	1,051,864	52.25
Q3 2012	11,005	851,607	77.38	938,753	85.30	123,795	6,389,421	51.61	6,552,435	52.93
Q4 2012	21,071	781,085	37.07	590,665	28.03	91,339	4,022,685	44.04	3,861,259	42.27

Total 2012	52,345	$3,060,166	$58.46	$2,988,688	$57.10	330,173	$17,255,076	$52.26	$17,317,915	$52.45

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2010

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	189,317	$15,750,875	$83.20	$16,052,339	$84.79	—	$—	$—	$—	$—
2012	453,493	37,473,683	82.63	37,568,366	82.84	—	—	—	—	—
2013	143,190	13,044,583	91.10	13,063,471	91.23	—	—	—	—	—
2014	192,910	16,420,454	85.12	16,688,671	86.51	—	—	—	—	—
2015	388,029	38,438,112	99.06	42,856,323	110.45	—	—	—	—	—
2016	719,753	56,558,316	78.58	60,599,001	84.19	—	—	—	—	—
2017	1,454,094	129,078,197	88.77	137,897,747	94.83	—	—	—	—	—
2018	169,578	21,567,049	127.18	23,252,387	137.12	—	—	—	—	—
2019	1,018,587	81,442,552	79.96	88,341,621	86.73	—	—	—	—	—
2020	1,299,038	95,322,891	73.38	104,981,411	80.81	—	—	—	—	—
Thereafter	2,268,786	179,662,776	79.19	215,073,162	94.80	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	5,178	$942,060	$181.94	$942,060	$181.94	194,495	$16,692,935	$85.83	$16,994,399	$87.38
2012	37,412	4,297,527	114.87	4,354,951	116.41	490,905	41,771,210	85.09	41,923,317	85.40
2013	1,682	181,561	107.94	190,798	113.44	144,872	13,226,145	91.30	13,254,269	91.49
2014	11,018	1,363,415	123.74	1,456,989	132.24	203,928	17,783,869	87.21	18,145,661	88.98
2015	9,988	4,382,248	438.75	5,344,801	535.12	398,017	42,820,360	107.58	48,201,124	121.10
2016	102,276	16,660,211	162.89	17,756,948	173.62	822,029	73,218,527	89.07	78,355,949	95.32
2017	26,685	2,292,839	85.92	2,446,698	91.69	1,480,779	131,371,036	88.72	140,344,445	94.78
2018	—	—	—	—	—	169,578	21,567,049	127.18	23,252,387	137.12
2019	3,877	351,533	90.67	438,856	113.19	1,022,464	81,794,085	80.00	88,780,478	86.83
2020	4,503	223,539	49.64	279,233	62.01	1,303,541	95,546,429	73.30	105,260,644	80.75
Thereafter	93,969	12,783,684	136.04	16,207,947	172.48	2,362,755	192,446,460	81.45	231,281,109	97.89

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2010

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	41,486	$2,572,627	$62.01	$2,851,100	$68.72	—	$—	$—	$—	$—
Q2 2011	52,001	4,144,663	79.70	4,159,203	79.98	—	—	—	—	—
Q3 2011	35,173	2,395,215	68.10	2,395,215	68.10	—	—	—	—	—
Q4 2011	60,657	6,638,369	109.44	6,646,821	109.58	—	—	—	—	—

Total 2011	189,317	$15,750,875	$83.20	$16,052,339	$84.79	—	$—	$—	$—	$—

Q1 2012	46,487	$3,982,563	$85.67	$3,994,383	$85.92	—	$—	$—	$—	$—
Q2 2012	175,905	11,642,583	66.19	11,725,446	66.66	—	—	—	—	—
Q3 2012	200,347	19,400,956	96.84	19,400,956	96.84	—	—	—	—	—
Q4 2012	30,754	2,447,581	79.59	2,447,581	79.59	—	—	—	—	—

Total 2012	453,493	$37,473,683	$82.63	$37,568,366	$82.84	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	715	$101,492	$141.95	$101,492	$141.95	42,201	$2,674,119	$63.37	$2,952,592	$69.96
Q2 2011	1,200	169,545	141.29	169,545	141.29	53,201	4,314,208	81.09	4,328,748	81.37
Q3 2011	1,605	437,588	272.64	437,588	272.64	36,778	2,832,804	77.02	2,832,804	77.02
Q4 2011	1,658	233,435	140.79	233,435	140.79	62,315	6,871,804	110.28	6,880,256	110.41

Total 2011	5,178	$942,060	$181.94	$942,060	$181.94	194,495	$16,692,935	$85.83	$16,994,399	$87.38

Q1 2012	36,408	$4,197,466	$115.29	$4,250,937	$116.76	82,895	$8,180,029	$98.68	$8,245,320	$99.47
Q2 2012	243	48,851	201.03	51,251	210.91	176,148	11,691,434	66.37	11,776,696	66.86
Q3 2012	350	24,700	70.57	24,700	70.57	200,697	19,425,656	96.79	19,425,656	96.79
Q4 2012	411	26,511	64.50	28,063	68.28	31,165	2,474,092	79.39	2,475,644	79.44

Total 2012	37,412	$4,297,527	$114.87	$4,354,951	$116.41	490,905	$41,771,210	$85.09	$41,923,317	$85.40

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2010

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	302,155	$10,728,627	$35.51	$10,716,158	$35.47	—	$—	$—	$—	$—
2012	49,644	1,714,205	34.53	1,714,205	34.53	—	—	—	—	—
2013	233,061	7,882,865	33.82	7,977,700	34.23	—	—	—	—	—
2014	684,397	22,661,825	33.11	23,581,241	34.46	—	—	—	—	—
2015	190,584	5,928,427	31.11	6,287,864	32.99	—	—	—	—	—
2016	71,232	2,349,765	32.99	2,475,144	34.75	—	—	—	—	—
2017	147,880	4,328,251	29.27	4,522,025	30.58	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
2019	148,760	4,081,601	27.44	4,977,041	33.46	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	120,000	4,358,112	36.32	4,838,112	40.32	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$—	$—	$—	$—	302,155	$10,728,627	$35.51	$10,716,158	$35.47
2012	—	—	—	—	—	49,644	1,714,205	34.53	1,714,205	34.53
2013	—	—	—	—	—	233,061	7,882,865	33.82	7,977,700	34.23
2014	—	—	—	—	—	684,397	22,661,825	33.11	23,581,241	34.46
2015	—	—	—	—	—	190,584	5,928,427	31.11	6,287,864	32.99
2016	—	—	—	—	—	71,232	2,349,765	32.99	2,475,144	34.75
2017	—	—	—	—	—	147,880	4,328,251	29.27	4,522,025	30.58
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	148,760	4,081,601	27.44	4,977,041	33.46
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	120,000	4,358,112	36.32	4,838,112	40.32

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2010

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	103,990	$3,694,921	$35.53	$3,694,921	$35.53	—	$—	$—	$—	$—
Q2 2011	3,477	119,689	34.42	119,689	34.42	—	—	—	—	—
Q3 2011	117,093	4,196,847	35.84	4,184,379	35.74	—	—	—	—	—
Q4 2011	77,595	2,717,170	35.02	2,717,170	35.02	—	—	—	—	—

Total 2011	302,155	$10,728,627	$35.51	$10,716,158	$35.47	—	$—	$—	$—	$—

Q1 2012	5,500	$197,296	$35.87	$197,296	$35.87	—	$—	$—	$—	$—
Q2 2012	36,120	1,235,427	34.20	1,235,427	34.20	—	—	—	—	—
Q3 2012	8,024	281,481	35.08	281,481	35.08	—	—	—	—	—
Q4 2012	—	—	—	—	—	—	—	—	—	—

Total 2012	49,644	$1,714,205	$34.53	$1,714,205	$34.53	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—	103,990	$3,694,921	$35.53	$3,694,921	$35.53
Q2 2011	—	—	—	—	—	3,477	119,689	34.42	119,689	34.42
Q3 2011	—	—	—	—	—	117,093	4,196,847	35.84	4,184,379	35.74
Q4 2011	—	—	—	—	—	77,595	2,717,170	35.02	2,717,170	35.02

Total 2011	—	$—	$—	$—	$—	302,155	$10,728,627	$35.51	$10,716,158	$35.47

Q1 2012	—	$—	$—	$—	$—	5,500	$197,296	$35.87	$197,296	$35.87
Q2 2012	—	—	—	—	—	36,120	1,235,427	34.20	1,235,427	34.20
Q3 2012	—	—	—	—	—	8,024	281,481	35.08	281,481	35.08
Q4 2012	—	—	—	—	—	—	—	—	—	—

Total 2012	—	$—	$—	$—	$—	49,644	$1,714,205	$34.53	$1,714,205	$34.53

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2010

CBD PROPERTIES

Lease Expirations (1) (2)

	Greater Boston						Greater Washington

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	143,359	$9,048,442	$63.12	$8,723,546	$60.85	(3)	322,034	$14,720,480	$45.71	$14,747,151	$45.79
2012	327,849	14,994,412	45.74	15,076,636	45.99		191,595	8,622,143	45.00	8,691,698	45.36
2013	380,869	21,429,657	56.27	22,044,243	57.88		37,315	1,877,761	50.32	1,972,020	52.85
2014	863,736	33,945,992	39.30	35,486,758	41.09		554,920	22,534,307	40.61	28,787,888	51.88
2015	872,533	46,405,864	53.19	47,234,445	54.13		344,732	19,628,233	56.94	21,245,347	61.63
2016	449,449	29,573,779	65.80	30,227,912	67.26	(4)	60,856	2,967,855	48.77	3,334,572	54.79
2017	219,613	12,777,372	58.18	14,577,022	66.38		782,697	43,512,012	55.59	46,624,669	59.57
2018	300,394	14,611,190	48.64	15,135,082	50.38		66,223	4,252,655	64.22	4,871,639	73.56
2019	384,772	19,254,068	50.04	20,954,674	54.46		696,330	36,917,401	53.02	45,285,377	65.03
2020	259,972	11,904,122	45.79	13,537,266	52.07		176,069	7,519,850	42.71	9,704,270	55.12
Thereafter	1,822,011	95,682,260	52.51	105,010,279	57.63		751,308	41,655,354	55.44	53,144,053	70.74

	New York						San Francisco

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	194,495	$16,692,935	$85.83	$16,994,399	$87.38		329,594	$23,806,309	$72.23	$23,712,164	$71.94
2012	490,905	41,771,210	85.09	41,923,317	85.40		291,630	15,926,892	54.61	15,944,713	54.67
2013	144,872	13,226,145	91.30	13,254,269	91.49		241,015	11,854,416	49.19	12,159,519	50.45
2014	203,928	17,783,869	87.21	18,145,661	88.98		229,031	10,658,926	46.54	10,983,822	47.96
2015	398,017	42,820,360	107.58	48,201,124	121.10		270,366	12,332,433	45.61	13,163,489	48.69
2016	822,029	73,218,527	89.07	78,355,949	95.32		883,800	38,358,062	43.40	40,561,936	45.89
2017	1,480,779	131,371,036	88.72	140,344,445	94.78		211,316	10,100,368	47.80	10,437,347	49.39
2018	169,578	21,567,049	127.18	23,252,387	137.12		75,187	4,401,177	58.54	4,901,079	65.19
2019	1,022,464	81,794,085	80.00	88,780,478	86.83		86,339	3,841,548	44.49	4,213,007	48.80
2020	1,303,541	95,546,429	73.30	105,260,644	80.75		469,281	26,501,991	56.47	28,654,225	61.06
Thereafter	2,362,755	192,446,460	81.45	231,281,109	97.89		79,334	2,734,699	34.47	3,518,343	44.35

	Princeton/East Brunswick					Other

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $48.09 per square foot and $48.29 per square foot in 2011.
(4)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $46.73 per square foot and $48.30 per square foot in 2016.

Boston Properties, Inc.

Fourth Quarter 2010

SUBURBAN PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	306,122	$7,357,660	$24.04	$7,307,461	$23.87	886,834	$33,999,923	$38.34	$33,996,323	$38.33	(3)(4)
2012	502,771	17,281,823	34.37	16,499,483	32.82	973,729	46,465,678	47.72	44,476,382	45.68	(3)(5)
2013	273,051	8,461,824	30.99	8,722,547	31.94	154,444	7,874,931	50.99	8,126,414	52.62	(3)
2014	210,047	6,055,113	28.83	6,153,089	29.29	681,839	22,082,852	32.39	23,595,818	34.61
2015	439,886	13,613,320	30.95	14,945,841	33.98	550,100	16,650,425	30.27	19,029,176	34.59
2016	283,143	8,549,603	30.20	9,717,345	34.32	409,298	15,942,915	38.95	18,272,231	44.64
2017	271,201	8,491,822	31.31	8,936,553	32.95	98,880	4,082,825	41.29	4,825,886	48.81
2018	4,064	102,647	25.26	116,537	28.68	320,127	15,151,962	47.33	17,762,052	55.48
2019	264,803	11,022,090	41.62	11,990,476	45.28	424,754	17,052,799	40.15	18,085,260	42.58
2020	157,776	3,255,634	20.63	3,334,522	21.13	593,315	21,797,244	36.74	26,349,919	44.41
Thereafter	978,041	30,840,671	31.53	32,661,574	33.39	765,247	33,612,739	34.37	42,550,024	55.60

	New York					San Francisco

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$—	$—	$—	$—	96,257	$2,072,488	$21.53	$2,104,762	$21.87
2012	—	—	—	—	—	38,543	1,328,184	34.46	1,373,202	35.63
2013	—	—	—	—	—	312,287	5,033,044	16.12	5,242,371	16.79
2014	—	—	—	—	—	256,302	8,852,086	34.54	9,313,429	36.34
2015	—	—	—	—	—	242,815	7,818,667	32.20	8,722,071	35.92
2016	—	—	—	—	—	128,388	3,291,285	25.64	3,709,280	28.89
2017	—	—	—	—	—	93,521	3,119,962	33.36	3,815,548	40.80
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	302,155	$10,728,627	$35.51	$10,716,158	$35.47	—	$—	$—	$—	$—
2012	49,644	1,714,205	34.53	1,714,205	34.53	—	—	—	—	—
2013	233,061	7,882,865	33.82	7,977,700	34.23	—	—	—	—	—
2014	684,397	22,661,825	33.11	23,581,241	34.46	—	—	—	—	—
2015	190,584	5,928,427	31.11	6,287,864	32.99	—	—	—	—	—
2016	71,232	2,349,765	32.99	2,475,144	34.75	—	—	—	—	—
2017	147,880	4,328,251	29.27	4,522,025	30.58	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
2019	148,760	4,081,601	27.44	4,977,041	33.46	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	120,000	4,358,112	36.32	4,838,112	40.32	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes 114,740 square feet of SCIF space. Excluding the SCIF space from 2011,2012 and 2013, the current and future expiring rental rate would be $33.66 per square foot and $33.66 per square foot for 2011, $39.72 per square foot and $40.23 per square foot for 2012 and $34.80 per square foot and $36.15 per square foot for 2013
(4)	Includes 267,870 square feet of space to be taken out of service for redevelopment, see page 47 for further details.
(5)	Includes 255,244 square feet of space to be taken out of service for redevelopment, see page 47 for further details.

Boston Properties, Inc.

Fourth Quarter 2010

HOTEL PERFORMANCE

Cambridge Center Marriott

	Fourth Quarter 2010	Fourth Quarter 2009	Percent Change	Year to Date 2010	Year to Date 2009	Percent Change

Occupancy	72.4%	74.4%	-2.7%	77.9%	75.1%	3.7%
Average Daily Rate	$218.99	$198.88	10.1%	$197.29	$185.29	6.5%
Revenue per available room	$158.65	$147.94	7.2%	$153.65	$139.19	10.4%

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Dec-10	31-Dec-09	31-Dec-10	31-Dec-09	31-Dec-10	31-Dec-09

Greater Boston	93.1%	96.2%	81.4%	83.4%	87.6%	90.2%
Greater Washington	97.7%	99.4%	97.0%	94.1%	97.3%	96.2%
Midtown Manhattan	96.9%	95.4%	n/a	n/a	96.9%	95.4%
Princeton/East Brunswick, NJ	n/a	n/a	79.8%	80.7%	79.8%	80.7%
Greater San Francisco	91.8%	91.0%	95.6%	91.3%	92.9%	91.1%

Total Portfolio	95.3%	95.6%	89.4%	88.4%	92.9%	92.7%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Dec-10	31-Dec-09	31-Dec-10	31-Dec-09	31-Dec-10	31-Dec-09

Total Office Portfolio	95.2%	95.5%	90.1%	88.8%	93.3%	93.0%
Total Office/Technical Portfolio	100.0%	100.0%	82.1%	84.0%	85.5%	87.0%

Total Portfolio	95.3%	95.6%	89.4%	88.4%	92.9%	92.7%

(1)	For disclosures related to our definition of Same Property, see page 50.

Boston Properties, Inc.

Fourth Quarter 2010

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	117	19	1	137
Square feet	33,631,585	1,590,387	330,400	35,552,372
Percent of in-service properties	93.5%	100.0%	100.0%	93.8%
Occupancy @ 12/31/2009	93.0%	87.0%	—	92.7%
Occupancy @ 12/31/2010	93.3%	85.5%	—	92.9%
Percent change from 4th quarter 2010 over 4th quarter 2009 (2):
Rental revenue	3.1%	0.8%	2.3%
Operating expenses and real estate taxes	0.1%	4.7%	-1.5%
Consolidated Net Operating Income (3) - excluding hotel				4.6	% (2)
Consolidated Net Operating Income (3) - Hotel				13.6	% (2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				-7.1	% (2)
Portfolio Net Operating Income (3)				2.3%

Rental revenue - cash basis	1.6%	-3.0%	2.3%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel	2.5%	-6.2%		2.1	% (2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel				13.5	% (2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				5.3	% (2)
Portfolio Net Operating Income (3) - cash basis (5)				2.7%

Same Property Lease Analysis - quarter ended December 31, 2010

	Office	Office/Technical	Total
Vacant space available @ 10/1/2010 (sf)	2,143,620	231,368	2,374,988
Square footage of leases expiring or terminated 10/1/2010-12/31/2010	1,010,907	104,219	1,115,126

Total space for lease (sf)	3,154,527	335,587	3,490,114

New tenants (sf)	344,755	—	344,755
Renewals (sf)	551,995	104,219	656,214

Total space leased (sf)	896,750	104,219	1,000,969

Space available @ 12/31/2010 (sf)	2,257,777	231,368	2,489,145

Net (increase)/decrease in available space (sf)	(114,157)	—	(114,157)
2nd generation Average lease term (months)	86	36	80
2nd generation Average free rent (days)	47	5	42
2nd generation TI/Comm PSF	$25.77	$0.96	$23.18
Increase (decrease) in 2nd generation gross rents (6)	-9.44%	-26.60%	-10.56%
Increase (decrease) in 2nd generation net rents (6)	-15.10%	-32.10%	-16.45%

(1)	Includes revenue and expenses from retail tenants at the hotel property.
(2)	See page 43 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 50.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 42.
(6)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 881,188 square feet.

Boston Properties, Inc.

Fourth Quarter 2010

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	December 31, 2010	December 31, 2009
	(in thousands)
Net income (loss) attributable to Boston Properties, Inc.	$(12,903)	$53,317
Net income (loss) attributable to noncontrolling interests:
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	—	265
Noncontrolling interest - common units of the Operating Partnership	(1,555)	7,841
Noncontrolling interest - redeemable preferred units of the Operating Partnership	795	860
Noncontrolling interests in property partnerships	907	463
Gains on sales of real estate	—	(2,078)
Income (loss) from continuing operations

	(12,756)	60,668

Add:
Losses from early extinguishment of debt	81,662	—
Interest expense	92,192	88,180
Gains (losses) from investments in securities	(682)	(510)
Depreciation and amortization	92,763	79,125
Acquisition costs	721	—
General and administrative expense	17,121	19,506

Subtract:
Income from unconsolidated joint ventures	(9,834)	(962)
Interest and other income	(1,691)	(1,784)
Development and management services income	(6,964)	(8,277)

Consolidated Net Operating Income	252,532	235,946
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	58,302	62,333

Combined Net Operating Income	310,834	298,279
Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(1,192)	(1,238)

Portfolio Net Operating Income	$309,642	$297,041

Same Property Net Operating Income	301,878	295,178
Net operating income from non Same Properties (2)	5,554	803
Termination income	2,210	1,060

Portfolio Net Operating Income	$309,642	$297,041

Same Property Net Operating Income	301,878	295,178
Less straight-line rent and fair value lease revenue	36,877	37,045

Same Property Net Operating Income - cash basis	$265,001	$258,133

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(2)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Fourth Quarter 2010

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Dec-10	31-Dec-09			31-Dec-10	31-Dec-09

Rental Revenue	$356,959	$344,866			$11,750	$11,657
Less Termination Income	2,175	894			—	—

Rental revenue - subtotal	354,784	343,972	$10,812	3.1%	11,750	11,657	$93	0.8%

Operating expenses and real estate taxes	120,592	120,525	67	0.1%	3,529	3,369	160	4.7%

Net Operating Income (1)	$234,192	$223,447	$10,745	4.8%	$8,221	$8,288	$(67)	-0.8%

Rental revenue - subtotal	$354,784	$343,972			$11,750	$11,657

Less straight line rent and fair value lease revenue	15,321	9,841	5,480	55.7%	466	19	447	2352.6%

Rental revenue - cash basis	339,463	334,131	5,332	1.6%	11,284	11,638	(354)	-3.0%

Less:
Operating expenses and real estate taxes	120,592	120,525	67	0.1%	3,529	3,369	160	4.7%

Net Operating Income (2) - cash basis	$218,871	$213,606	$5,265	2.5%	$7,755	$8,269	$(514)	-6.2%

	Sub-Total				Hotel
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Dec-10	31-Dec-09			31-Dec-10	31-Dec-09

Rental Revenue	$368,709	$356,523			$10,509	$10,277
Less Termination Income	2,175	894			—	—

Rental revenue - subtotal	366,534	355,629	$10,905	3.1%	10,509	10,277	$232	2.3%

Operating expenses and real estate taxes	124,121	123,894	227	0.2%	7,602	7,717	(115)	-1.5%

Net Operating Income (1)	$242,413	$231,735	$10,678	4.6%	$2,907	$2,560	$347	13.6%

Rental revenue - subtotal	$366,534	$355,629			$10,509	$10,277

Less straight line rent and fair value lease revenue	15,787	9,860	5,927	60.1%	(1)	(1)	—	0.0%

Rental revenue - cash basis	350,747	345,769	4,978	1.4%	10,510	10,278	232	2.3%

Less:
Operating expenses and real estate taxes	124,121	123,894	227	0.2%	7,602	7,717	(115)	-1.5%

Net Operating Income (2) - cash basis	$226,626	$221,875	$4,751	2.1%	$2,908	$2,561	$347	13.5%

	Unconsolidated Joint Ventures (3)				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Dec-10	31-Dec-09			31-Dec-10	31-Dec-09

Rental Revenue	$79,326	$81,715			$458,544	$448,515
Less Termination Income	35	166			2,210	1,060

Rental revenue - subtotal	79,291	81,549	$(2,258)	-2.8%	456,334	447,455	$8,879	2.0%

Operating expenses and real estate taxes	22,733	20,666	2,067	10.0%	154,456	152,277	2,179	1.4%

Net Operating Income (1)	$56,558	$60,883	$(4,325)	-7.1%	$301,878	$295,178	$6,700	2.3%

Rental revenue - subtotal	$79,291	$81,549			$456,334	$447,455

Less straight line rent and fair value lease revenue	21,091	27,186	(6,095)	-22.4%	36,877	37,045	(168)	-0.5%

Rental revenue - cash basis	58,200	54,363	3,837	7.1%	419,457	410,410	9,047	2.2%

Less:
Operating expenses and real estate taxes	22,733	20,666	2,067	10.0%	154,456	152,277	2,179	1.4%

Net Operating Income (2) - cash basis	$35,467	$33,697	$1,770	5.3%	$265,001	$258,133	$6,868	2.7%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 42. For disclosures relating to our use of NOI see page 50.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 42. For disclosures relating to our use of NOI see page 50.
(3)	Does not include the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2010

LEASING ACTIVITY

All In-Service Properties - quarter ended December 31, 2010

	Office	Office/Technical	Total
Vacant space available @ 10/1/2010 (sf)	2,143,620	231,368	2,374,988
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions/ assets placed in-service (sf)	57,392		57,392
Leases expiring or terminated 10/1/2010-12/31/2010 (sf)	1,010,907	104,219	1,115,126

Total space for lease (sf)	3,211,919	335,587	3,547,506

New tenants (sf)	344,755	—	344,755
Renewals (sf)	551,995	104,219	656,214

Total space leased (sf)	896,750	104,219	1,000,969 (1)

Space available @ 12/31/2010 (sf)	2,315,169	231,368	2,546,537

Net (increase)/decrease in available space (sf)	(171,549)	—	(171,549)
2nd generation Average lease term (months)	86	36	80
2nd generation Average free rent (days)	47	5	42
2nd generation TI/Comm PSF	$25.77	$0.96	$23.18
Increase (decrease) in 2nd generation gross rents (2)	-9.44%	-26.60%	-10.56%
Increase (decrease) in 2nd generation net rents (3)	-15.10%	-32.10%	-16.45%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	—	305,155	-15.47%	-23.34%	305,155	1,526,616
Washington	4,430	438,816	-7.27%	-10.52%	443,246	464,290
New York	—	127,953	-9.71%	-18.63%	127,953	157,575
San Francisco	—	83,004	-20.69%	-30.91%	83,004	83,485
Princeton	—	41,611	-7.81%	-13.56%	41,611	9,760

	4,430	996,539	-10.56%	-16.45%	1,000,969	2,241,726

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 881,188.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 881,188.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 399,214.

Boston Properties, Inc.

Fourth Quarter 2010

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q4 2010		Q3 2010	Q2 2010	Q1 2010	2009	2008		2007

Recurring capital expenditures	$7,878		$3,070	$1,996	$1,044	$27,813	$29,781		$36,599

Planned non-recurring capital expenditures associated with acquisition properties	250		11	22	112	865	3,203		1,490

Hotel improvements, equipment upgrades and replacements	1,542	(1)	231	182	307	1,515	2,317	(2)	1,127

	$9,670		$3,312	$2,200	$1,463	$30,193	$35,301		$39,216

2nd Generation Tenant Improvements and Leasing Commissions

	Q4 2010	Q3 2010	Q2 2010	Q1 2010	2009	2008	2007
Office
Square feet	892,320	740,065	1,141,111	1,991,944	3,545,251	2,472,619	3,201,812

Tenant improvement and lease commissions PSF	$25.77	$41.82	$23.18	$45.21	$32.59	$30.17	$23.88

Office/Technical
Square feet	104,219	14,338	—	31,060	115,848	26,388	226,692

Tenant improvement and lease commissions PSF	$0.96	$14.25	$—	$0.51	$0.13	$—	$26.62

Average tenant improvement and lease commissions PSF	$23.18	$41.30	$23.18	$44.46	$31.56	$29.85	$24.06

(1)	Includes approximately $1,091 of costs related to a façade project at Cambridge Center Marriott
(2)	Includes approximately $723 of costs related to suites renovation at Cambridge Center Marriott.

Boston Properties, Inc.

Fourth Quarter 2010

ACQUISITIONS/DISPOSITIONS

as of December 31, 2010

ACQUISITIONS

For the period from January 1, 2010 through December 31, 2010

Property	Date Acquired	Square Feet	Initial Investment		Anticipated Future Investment		Total Investment	Percentage Leased

500 North Capitol (30% ownership interest)	Apr-10	175,698	$8,485,000		$28,000,000		$36,485,000	100%
Reston Virginia Land Parcel	Jul-10	N/A	20,250,000		—		20,250,000	N/A
510 Madison Avenue	Sep-10	347,000	310,670,771		64,329,229	(1)	375,000,000	13%
The Offices at Wisconsin Place (remaining 33.33% interest)	Dec-10	299,186	25,485,000	(2)	—		25,485,000	97%
John Hancock Tower & Garage	Dec-10	1,693,553	930,000,000		—		930,000,000	97%

Total Acquisitions		2,515,437	1,294,890,771		92,329,229		1,387,220,000	85%

DISPOSITIONS

For the period from January 1, 2010 through December 31, 2010

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
20 F Street Land (3)	Apr-08	—	$—	$1,765,000
280 Park Avenue (4)	Jun-06	—	—	969,000
Wisconsin Place Retail (5.00% interest)	Dec-10	—	1,429,000	572,000	(2)

Total Dispositions		—	$1,429,000	$3,306,000

(1)	Estimated future equity requirements include approximately $13 million of capitalized interest. For additional detail, see page 47.
(2)	On December 23, 2010, the Company acquired the outside member’s 33.33% equity interest in its consolidated joint venture entity that owns the Offices at Wisconsin Place located in Chevy Chase, Maryland for cash of approximately $25.5 million. On the same day, the seller acquired the Company’s 5.00% equity interest in the Company’s unconsolidated joint venture entity that owns the retail portion of the Wisconsin Place mixed-use property for approximately $1.4 million of cash, resulting in a gain on sale of real estate totaling approximately $0.6 million. The gain on sale of real estate has been reflected in income from unconsolidated joint ventures within the Company’s consolidated income statement. In addition, on December 23, 2010, the Company used available cash to repay the mortgage loan collateralized by the Offices at Wisconsin Place totaling approximately $97.2 million. The mortgage loan bore interest at a variable rate equal to LIBOR plus 1.10% per annum and was scheduled to mature on January 29, 2011. There was no prepayment penalty.
(3)	On April 14, 2008, the Company sold a parcel of land located in Washington, D.C. for approximately $33.7 million. The Company had previously entered into a development agreement with the buyer to develop a Class A office property on the parcel totaling approximately 165,000 net rentable square feet. The gain on sale totaling approximately $23.4 million was deferred and has been recognized over the construction period. During the six months ended June 30, 2010, the Company completed construction of the project and recognized the remaining gain on sale totaling approximately $1.8 million.
(4)	280 Park Avenue was sold in 2006. The Company had entered into a master lease obligation with the buyer resulting in the deferral of a portion of the book gain on sale. During the three months ended June 30, 2010, the Company satisfied the remaining requirement of the master lease obligation and recognized the remaining deferred gain on sale of approximately $1.0 million.

Boston Properties, Inc.

Fourth Quarter 2010

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of December 31, 2010

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Existing Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)		Amount Drawn at December 31, 2010	Estimated Future Equity Requirement		Percentage Leased (3)

Office
Atlantic Wharf (4)	Q1 2011	Q1 2012	Boston, MA	1	790,000	$503,799,170	$552,900,000	$192,500,000	(5)	$—	$(143,399,170	)(5)	79	% (4)
2200 Pennsylvania Avenue (6)	Q1 2011	Q2 2012	Washington, DC	1	460,000	137,290,747	230,000,000	—		—	92,709,253		83	% (6)
510 Madison Avenue (7)	Q2 2011	Q4 2012	New York, NY	1	347,000	319,070,986	375,000,000	—		—	55,929,014		13%

Total Office Properties under Construction				3	1,597,000	$960,160,903	$1,157,900,000	$192,500,000		$—	$5,239,097		66%

Residential
Atlantic Wharf - Residential (86 Units) (8)	Q3 2011	Q2 2012	Boston, MA	1	78,000	$35,494,551	$47,100,000	$—		$—	$11,605,449		N/A
Atlantic Wharf - Retail					10,000	—	—	—		—	—		0%
2221 I Street, NW - Residential (335 units) (9)	Q2 2011	Q3 2012	Washington, DC	1	275,000	81,873,673	150,000,000	—		—	68,126,327		N/A
2221 I Street, NW - Retail					50,000	—	—	—		—	—		100%

Total Residential Properties under Construction				2	413,000	$117,368,224	$197,100,000	$—		$—	$79,731,776		83%

Total Properties under Construction				5	2,010,000	$1,077,529,127	$1,355,000,000	$192,500,000		$—	$84,970,873		66%

PROJECTS PLACED-IN-SERVICE DURING 2010

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt	Drawn at December 31, 2010	Estimated Future Equity Requirement	Percentage Leased

Weston Corporate Center	Q2 2010	Q2 2010	Weston, MA	1	356,367	$124,691,599	$127,500,000	$—	$—	$2,808,401	100%

Total Projects Placed in Service				1	356,367	$124,691,599	$127,500,000	$—	$—	$2,808,401	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (10)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (11)
103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$10.48	N	S	265,000
Waltham Office Center	Route 128 Mass Turnpike MA	1	67,005	38.3%	16.47	N	S	414,000	(12)
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	11.33	N	S	386,000	(12)
North First Business Park	San Jose, CA	5	190,636	75.8%	16.69	N	S	683,000
635 Massachusetts Avenue	CBD Washington DC	1	211,000	100.0%	28.31	N	CBD	450,000
500 North Capitol (30% ownership) (13)	CBD Washington DC	1	175,698	100.0%	43.03	Y	CBD	223,000
12300 & 12310 Sunrise Valley (14)	Fairfax County VA	2	519,114	100.0%	46.17	N	S	523,000

Total Properties held for Re-Development		12	1,252,317	91.0%	$36.01			2,944,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Includes net revenue during lease up period.
(3)	Represents office and retail percentage leased as of January 25, 2011 and excludes residential space.
(4)	Project includes 17,000 square feet of retail space.
(5)	On October 1, 2010, the Company modified the construction loan facility by releasing from collateral the residential portion of the project and reducing the loan commitment from $215.0 million to $192.5 million. The Company has not drawn from the construction loan to date, but reserves the right to do so in the future.
(6)	Project includes 20,000 square feet of retail space and is subject to a ground lease expiring in 2068.
(7)	Acquired September 24, 2010; base building is expected to be completed in Q2 2011. Estimated future equity requirements include approximately $13 million of capitalized interest.
(8)	Project cost includes residential and retail components. Estimated Total Investment is net of $12.0 million of net proceeds from the sale of Federal Historical Tax Credits.
(9)	Project cost includes residential and retail components and is subject to a ground lease expiring in 2068.
(10)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(11)	Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 48.
(12)	Total estimated square footage represents the entire site including the buildings reclassified to Land in Q1, 2010.
(13)	On January 18, 2011, the Company executed an approximately 171,000 square foot 15 year lease with McDermott Will & Emery. The Company expects to commence redevelopment in the second quarter 2011 and expects to have it available for occupancy during the fourth quarter 2012.
(14)	On September 14, 2010, the Company executed an approximately 523,000 square foot 20-year lease with the Defense Intelligence Agency (US Government) for the Company’s 12300 & 12310 Sunrise Valley Drive properties located in Reston, Virginia, which are currently 100% leased. The Company expects to commence redevelopment of 12310 Sunrise Valley Drive in the third quarter of 2011 and expects to have it available for occupancy during the first quarter of 2012. Redevelopment of 12300 Sunrise Valley Drive will commence in the second quarter of 2012 and availability for occupancy is expected during the second quarter of 2013.

Boston Properties, Inc.

Fourth Quarter 2010

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of December 31, 2010

Location	Acreage	Approximate Developable Square Feet

San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA (1)	36.3	1,253,886
Waltham, MA (1)	25.4	1,020,519
New York, NY (3)	1.0	1,000,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	773,612
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Boston, MA (4)	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Washington, DC (1)	1.7	286,302
Cambridge, MA	1.1	170,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (5)	0.2	TBD

	370.2	10,542,683

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of December 31, 2010

Location	Acreage	Approximate Developable Square Feet

Princeton, NJ (6)	143.1	1,780,000
Cambridge, MA (7)	—	500,000

	143.1	2,280,000

(1)	Excludes the existing square footage related to sites being held for future re-development included on page 47.
(2)	Includes an additional 460,000 of developable square footage at our 3200 Zanker Road project.
(3)	On November 30, 2009, we completed the construction of foundations and steel/deck to grade at 250 West 55th Street, to facilitate a restart of construction in the future.
(4)	Excludes 250,000 developable square feet of which the Company executed an agreement to ground lease with a Residential Developer.
(5)	The venture owns five lots with air rights and developable square footage remains to be determined.
(6)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000.
(7)	An additional 300,000 square feet of development rights for office/lab space was granted as part of a zoning change in Q3 2010. The Company also has the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

Fourth Quarter 2010

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, impairments, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commission, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting the gain from suspension of development, non-cash termination income and non-cash income from the termination of a management agreement. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total consolidated market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Combined Debt to Total Combined Market Capitalization Ratio

Total combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total combined market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our total consolidated debt and our total combined debt, we believe that presenting our total combined debt to total combined market capitalization as well may provide investors with a more complete picture of our leverage. Investors should understand that our total combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Fourth Quarter 2010

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus income attributable to noncontrolling interests, corporate general and administrative expense, acquisition costs, depreciation and amortization, interest expense and losses from early extinguishments of debt, less interest income, development and management services income, and income from unconsolidated joint ventures. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of net operating income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund).

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Contractual rental obligations at the end of the reporting period, including contractual reimbursements, on an annualized cash basis.

Future Annualized Revenue

Contractual rental obligations at lease expiration, including current contractual reimbursements, on an annualized cash basis.